July 21, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Bond Trust (the "Registrant") on behalf of:
     John Hancock Government Income Fund
     John Hancock High Yield Fund
     John Hancock Investment Grade Bond Fund

     File Nos. 2-66906; 811-3006

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending May 31, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Government
Income Fund

5.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 25

For your information
page 29


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of May 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital. Maintaining
a stable share price
is a secondary
goal. The Fund
pursues these
goals by normally
investing at least
80% of its assets
in obligations
issued by or guar-
anteed by the U.S.
government and
its agencies.

Over the last twelve months

* The government bond market declined modestly as interest rates climbed.

* While most government bond sectors closed the year with slightly negative returns, mortgage bonds were up slightly.

* The Fund had an above-average sensitivity to interest rate changes last summer, which detracted from performance as interest rates rocketed higher.

[Bar chart with heading "John Hancock Government Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2004." The chart is scaled in increments of 2% with -4% at the bottom and 0% at the top. The first bar represents the -3.13% total return for Class A shares. The second bar represents the -3.85% total return for Class B shares and the fourth bar represents the -3.85% total return for Class C shares. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

35.8%   Federal National Mortgage Assn.
21.4%   United States Treasury
10.7%   Federal Home Loan Mortgage Corp.
 6.9%   Government National Mortgage Assn.
 4.3%   Federal Home Loan Bank
 4.0%   Financing Corp.
 3.1%   Tennessee Valley Authority
 2.7%   Hydro-Quebec
 2.6%   Province of Quebec
 1.5%   Small Business Administration

As a percentage of net assets on May 31, 2004.

BY BARRY H. EVANS, CFA, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

MANAGERS' REPORT

JOHN HANCOCK
Government Income
Fund

Government bonds came under pressure during the past year, as the economy improved, interest rates rose and investors shifted toward lower-quality, higher-yielding fixed-income sectors. Bonds began last summer on a positive note as an anemic economic recovery sent yields to all-time lows. Bond prices, which move in the opposite direction of yields, rallied nicely. Yields, however, moved sharply higher in July and early August amid signs the economy was strengthening. Bond prices tumbled. Mortgage bonds, which tend to do best when interest rates are relatively stable, took a particularly hard hit. Yields later stabilized, drifting lower in the fall as job growth remained stalled. By year-end, expectations of a near-term increase in interest rates had disappeared. Yields fell further, boosting bond prices in the first quarter of the new year. The rally ended as strong job growth reports in early April and May and rising oil prices reignited concerns that interest rates were headed higher. Yields rose, with the 10-year Treasury bond ending May at 4.65%, up from 3.37% a year earlier. The Lehman Brothers Government Bond Index, an unmanaged index of Treasury and U.S. government agency bonds, returned -2.27% for the year ended May 31, 2004.

"Government bonds
 came under pressure
 during the past year..."

MORTGAGE BOND COMEBACK

Mortgage bonds, which had taken a severe downturn last summer, were the best performers in the government bond sector for the period. They generated a modest gain, benefiting as rising interest rates eased prepayment risks. Prepayments occur when homeowners pay off their existing mortgages before their due dates and refinance at lower rates. When mortgages with higher rates are paid off early, investors lose income as they reinvest at lower prevailing rates. Treasuries and bonds issued by U.S.

government agencies posted modest losses as high-quality, low-yielding issues fell from investor favor. Rising interest rates also had a negative impact, particularly on the Treasury market, which is the most sensitive to interest rate changes.

[Photos of Barry Evans and Jeff Given flush right next to first paragraph.]

PERFORMANCE REVIEW

John Hancock Government Income Fund's Class A, Class B and Class C shares returned -3.13%, -3.85% and -3.85%, respectively, at net asset value during the year ended May 31, 2004. These returns were behind the average general U.S. government fund, which returned -2.53% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"The Fund's longer-than-
 average duration last
 summer, when interest
 rates spiked, caused per-
 formance to fall short of
 the peer group and bench
 mark index."

MORTGAGE BOND FOCUS

We invested about half of the Fund's assets in mortgage bonds, which helped performance. Last fall, after mortgage bond prices had declined, we added to our stake in higher-coupon issues that would be less likely to be paid off early as interest rates rose. These bonds added yield and rallied nicely as interest rates climbed. Late in the period, we took profits, selling some higher-coupon issues and replacing them with lower-coupon bonds that had yet to rebound. We also benefited from adding collateralized mortgage obligations (CMOs) and a small stake in adjustable rate mortgage bonds (ARMs). CMOs are high-quality structured products that tend to hold up better than traditional mortgages as interest rates change direction. The ARMs offered added short-term yield without increased volatility.

SHIFT TO SHORTER DURATION

The Fund's longer-than-average duration last summer, when interest rates spiked, caused performance to fall short of the peer group and benchmark index. Duration measures a bond's sensitivity to interest rate changes. The longer a bond's duration, the more its price will fall as interest rates rise or, conversely, rise as interest rates fall. Amid expectations that interest rates were headed still higher, we shortened duration late last summer and early last fall by selling longer-maturity Treasury bonds and buying Treasuries with one- to two-year maturities. We also bought higher-coupon mortgage bonds, selling some of our lower-coupon issues. As interest rates climbed during the rest of the period, we continued to keep the Fund's duration slightly shorter than average by selling Treasury bonds with 5- to 10-year maturities and adding Treasuries with maturities of one to two years.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-04." The chart is divided into four sections (from top to left): U.S. agencies 66%, U.S. government 21%, Short-term investments & other 8% and Foreign government bonds 5%.]

GAINS WITHIN TREASURY AND AGENCY SECTORS

In anticipation of rising interest rates, we initiated a small investment in Treasury Inflation-Protected Securities (or TIPS) last fall. These are bonds whose principal value and interest payments are adjusted to account for changing inflation levels. We sold the TIPS in the spring after they had done well. In the agency sector, we continued to favor callable bonds, which pay a slightly higher yield than Treasuries because they can be called or redeemed before their due date. We added to our stake in callable bonds in the late summer and early fall when interest rate volatility was high and valuations were attractive. Callable agencies appreciated as volatility decreased and the likelihood that they would be redeemed before their due dates diminished.

EXPECTATION FOR CONTINUED RECOVERY

We remain optimistic about the economic recovery, believing that job growth will continue to add momentum. Corporate profitability is at high levels and staffing is at minimal levels, which bodes well for future hiring. As the economy continues to strengthen, we expect to see the Federal Reserve gradually increase interest rates. We plan to keep the Fund's duration slightly short or possibly move to a more neutral position, given that Treasury bond prices and yields already reflect much of the potential interest rate increase. We will carefully monitor both inflation data and gross domestic product (GDP) figures. If we see inflation heating up more than expected, we would likely shorten duration further. If we see GDP -- a measure of economic growth -- slowing considerably, we would look to lengthen duration. Going forward, we may increase our mortgage stake. We believe the added yield offered by mortgage bonds continues to give them an advantage over Treasury and agency bonds.

"As the economy
 continues to strengthen,
 we expect to see the
 Federal Reserve gradually
 increase interest rates."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2004

                               Class A      Class B      Class C
Inception date                 9-30-94      2-23-88       4-1-99

Average annual returns with maximum sales charge (POP)
One year                        -7.46%       -8.52%       -5.75%
Five years                       4.64%        4.51%        4.63%
Ten years                          --         5.78%          --
Since Inception                  6.11%          --         4.36%

Cumulative total returns with maximum sales charge (POP)
One year                        -7.46%       -8.52%       -5.75%
Five years                      25.48%       24.70%       25.38%
Ten years                          --        75.46%          --
Since Inception                 77.37%          --        24.64%

SEC 30-day yield as of May 31, 2004
                                 3.10%        2.49%        2.47%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government Bond Index.

             Cum Value    Lehman Brothers
               of $10K         Government
Plot Date     (No Load)        Bond Index

6-30-94         $9,961             $9,977
11-30-94         9,916              9,993
5-31-95         11,010             11,095
11-30-95        11,555             11,732
5-31-96         11,267             11,536
11-30-96        12,027             12,354
5-31-97         12,049             12,410
11-30-97        12,803             13,262
5-31-98         13,256             13,804
11-30-98        13,934             14,688
5-31-99         13,644             14,416
11-30-99        13,603             14,485
5-31-00         13,726             14,842
11-30-00        14,732             15,979
5-31-01         15,297             16,591
11-30-01        16,076             17,630
5-31-02         16,302             17,886
11-30-02        17,114             19,024
5-31-03         17,981             20,298
11-30-03        17,375             19,769
5-31-04         17,546             19,838

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $19,838 as of May 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund, before sales charge, and is equal to $17,546 as of May 31, 2004.

                                    Class A      Class C 1
Period beginning                    9-30-94       4-1-99
Without sales charge                $18,579      $12,587
With maximum sales charge           $17,737      $12,464
Index                               $19,800      $13,700

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2004

This schedule is divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                      INTEREST        PAR VALUE
MATURITY DATE                                                             RATE            (000s OMITTED)        VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 87.74%                                                           $462,219,291
(Cost $466,030,127)

Government -- U.S. 21.41%                                                                                 112,789,937
United States Treasury,
Bond 02-15-06+                                                             9.375%         $15,500          17,309,145
Bond 08-15-13+                                                            12.000            8,500          11,284,744
Bond 02-15-16+                                                             9.250            8,000          11,071,872
Bond 02-15-31+                                                             5.375           17,950          18,016,612
Note 08-15-05                                                              6.500            5,000           5,266,990
Note 05-15-06+                                                             6.875           21,130          22,874,873
Note 08-15-09+                                                             6.000            7,000           7,697,263
Note 05-15-14+                                                             4.750           19,125          19,268,438

Government -- U.S. Agencies 66.33%                                                                        349,429,354
Federal Home Loan Bank,
Bond Ser 419, 04-22-08                                                     3.500           10,000           9,770,750
Bond Ser 429, 08-22-08                                                     3.875           13,000          12,926,121
Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf, 08-01-16                                              9.500            1,080           1,208,605
30 Yr Pass Thru Ctf, 04-01-31                                              6.500           12,539          12,990,430
CMO REMIC 1603-K, 10-15-23                                                 6.500            5,000           5,212,606
CMO REMIC 1617-PM, 11-15-23                                                6.500           10,000          10,482,688
CMO REMIC 1727-I, 05-15-24                                                 6.500            5,000           5,241,223
CMO REMIC 2563-PA, 03-15-31                                                4.250            8,195           7,914,573
CMO REMIC 2568-KA, 12-15-21                                                4.250            8,522           8,366,977
CMO REMIC 2764-PG, 03-15-34                                                5.500            5,000           4,682,619
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf, 02-01-10                                              9.000              230             237,295
15 Yr Pass Thru Ctf, 05-01-18                                              5.000           15,591          15,607,671
15 Yr Pass Thru Ctf, 05-01-19                                              4.500           10,000           9,780,208
30 Yr Adj Rate Mortgage, 10-01-33                                          4.413#           3,998           4,039,452
30 Yr Adj Rate Mortgage, 10-01-33                                          4.591#           5,454           5,607,484
30 Yr Adj Rate Mortgage, 12-01-33                                          4.589#          19,611          19,804,481
30 Yr Pass Thru Ctf, 09-01-24 to 10-01-24                                  8.500              711             776,468
30 Yr Pass Thru Ctf, 01-01-34                                              6.000            6,815           6,950,144

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                      INTEREST        PAR VALUE
MATURITY DATE                                                             RATE            (000s OMITTED)        VALUE
Government -- U.S. Agencies (continued)
30 Yr Pass Thru Ctf 04-01-34 to 06-01-34                                   5.000%         $22,545         $21,681,958
30 Yr Pass Thru Ctf 06-01-34*                                              5.500            7,500           7,422,660
30 Yr Pass Thru Ctf 04-01-33 to 06-01-34*                                  6.500           17,017          17,625,477
CMO REMIC 1993-225-TK 12-25-23                                             6.500            5,032           5,309,871
CMO REMIC 1994-60-PJ 04-25-24                                              7.000            6,100           6,504,188
CMO REMIC 1994-75-K 04-25-24                                               7.000            3,100           3,296,688
CMO REMIC 1996-28-PK 07-25-25                                              6.500            7,589           7,954,086
CMO REMIC 2003-16-PD 10-25-16                                              5.000           10,000           9,908,621
CMO REMIC 2003-33-AC 03-25-33                                              4.250            7,331           7,255,084
CMO REMIC 2003-49-JE 04-25-33                                              3.000            7,841           7,300,795
CMO REMIC 2004-7-AH 05-25-29                                               5.000           10,000           9,961,219
CMO REMIC G-08-E 04-25-21                                                  9.000              540             596,737
Note 01-18-12+                                                             6.000           10,000          10,179,480
Sub Note 05-02-06+                                                         5.500           10,500          10,992,292
Financing Corp.,
Bond 08-03-18                                                             10.350           10,000          14,711,920
Bond 09-26-19                                                              8.600            5,000           6,524,670
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 01-15-14 to 12-15-15                                  11.000            1,030           1,164,866
30 Yr Pass Thru Ctf 05-15-29                                               7.000            3,654           3,868,455
30 Yr Pass Thru Ctf 12-20-33                                               6.000           27,021          27,521,203
CMO REMIC 2003-36-C 02-16-31                                               4.254            4,000           3,854,250
Small Business Administration,
Pass Thru Ctf Ser 97-B 02-01-17                                            7.100            2,393           2,582,179
Pass Thru Ctf Ser 97-D 04-01-17                                            7.500            2,222           2,423,662
Pass Thru Ctf Ser 97-E 05-01-17                                            7.300            2,707           2,940,567
Tennessee Valley Authority,
Bond Ser E 12-15-17                                                        6.250           15,250          16,248,631

FOREIGN GOVERNMENT BONDS 5.32%                                                                            $28,003,624
(Cost $30,119,759)

U.S. Dollar-Denominated Foreign
Government Bonds 5.32%                                                                                     28,003,624
Hydro-Quebec,
Gtd Bond Ser IF (Canada) 02-01-13                                          8.000%         $12,000          14,424,780
Quebec, Province of,
Note (Canada) 05-05-14                                                     4.875            5,000           4,846,820
Sr Deb (Canada) 01-30-07+                                                  7.000            8,000           8,732,024

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                      INTEREST        PAR VALUE
MATURITY DATE                                                             RATE            (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 7.19%                                                                              $37,889,000
(Cost $37,889,000)

Joint Repurchase Agreement 7.19%
Investment in a joint repurchase agreement
transaction with Cantor Fitzgerald Securities --
Dated 05-28-04, due 06-01-04 (Secured by
U.S. Treasury Bill, 1.378% due 11-18-04,
U.S. Treasury Bonds, 6.250% thru 8.125%,
due 08-15-21 thru 08-15-23, U.S. Treasury
Note, 1.875% due 09-30-04)                                                 0.980%         $37,889          37,889,000

TOTAL INVESTMENTS 100.25%                                                                                $528,111,915

OTHER ASSETS AND LIABILITIES, NET (0.25%)                                                                 ($1,337,693)

TOTAL NET ASSETS 100.00%                                                                                 $526,774,222

# Represents rate in effect on May 31, 2004.

+ All or a portion of this security is on loan on May 31, 2004.

* A portion of these securities having an aggregate value of $15,187,500 or 2.88% of the Fund's net assets, have been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the value of $16,248,631 of Tennessee Valley
  Authority, 6.250%, 12-15-17, has been segregated to cover the forward commitments.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.
  dollar-denominated.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $534,038,886)
including $121,127,665 of securities loaned                      $528,111,915
Cash                                                                      351
Cash segregated for futures contracts                                  39,000
Receivable for investments sold                                    15,227,168
Receivable for shares sold                                              4,280
Interest receivable                                                 4,706,282
Receivable for futures variation margin                                43,750
Other assets                                                          243,033

Total assets                                                      548,375,779

LIABILITIES
Payable for investments purchased                                  20,493,036
Payable for shares repurchased                                        142,259
Dividends payable                                                     241,502
Payable to affiliates
Management fees                                                       256,826
Distribution and service fees                                          30,517
Other                                                                 181,246
Other payables and accrued expenses                                   256,171

Total liabilities                                                  21,601,557

NET ASSETS
Capital paid-in                                                   570,339,810
Accumulated net realized loss on investments and
financial futures contracts                                       (37,459,394)
Net unrealized depreciation of investments and
financial futures contracts                                        (5,925,656)
Distributions in excess of net investment income                     (180,538)

Net assets                                                       $526,774,222

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($455,787,825 [DIV] 49,756,414 shares)                          $9.16
Class B ($62,926,362 [DIV] 6,869,179 shares)                            $9.16
Class C ($8,060,035 [DIV] 879,976 shares)                               $9.16

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.16 [DIV] 95.5%)                                           $9.59
Class C2 ($9.16 [DIV] 99%)                                              $9.25

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
May 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $1,788)             $25,650,234
Securities lending                                                    158,090

Total investment income                                            25,808,324

EXPENSES
Investment management fees                                          3,809,256
Class A distribution and service fees                               1,257,450
Class B distribution and service fees                                 908,480
Class C distribution and service fees                                 118,812
Transfer agent fees                                                 1,194,602
Accounting and legal services fees                                    177,204
Custodian fees                                                        117,993
Printing                                                               58,538
Professional fees                                                      51,128
Miscellaneous                                                          46,835
Trustees' fees                                                         30,413
Registration and filing fees                                           27,148
Interest                                                               15,320
Securities lending fees                                                 2,525

Total expenses                                                      7,815,704
Less expense reductions                                              (588,519)

Net expenses                                                        7,227,185

Net investment income                                              18,581,139

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (5,176,300)
Financial futures contracts                                           (14,512)
Change in unrealized appreciation (depreciation) of
Investments                                                       (35,314,565)
Financial futures contracts                                             1,315

Net realized and unrealized loss                                  (40,504,062)

Decrease in net assets from operations                           ($21,922,923)

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                YEAR          YEAR
                                               ENDED         ENDED
                                             5-31-03       5-31-04
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                    $25,210,288   $18,581,139
Net realized gain (loss)                  29,428,977    (5,190,812)
Change in net unrealized
appreciation (depreciation)               16,828,308   (35,313,250)
Increase (decrease) in net assets
resulting from operations                 71,467,573   (21,922,923)

Distributions to shareholders
From net investment income
Class A                                  (23,193,116)  (18,875,660)
Class B                                   (4,171,044)   (2,670,969)
Class C                                     (486,249)     (340,000)
                                         (27,850,409)  (21,886,629)
From Fund share transactions              50,820,660  (148,679,268)

NET ASSETS
Beginning of period                      624,825,218   719,263,042

End of period 1                         $719,263,042  $526,774,222


1 Includes distributions in excess of net investment income of $155,976 and $180,538, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.02       $8.58       $9.06         $9.21      $9.82
Net investment income 3                         0.55        0.55        0.47          0.36       0.30
Net realized and unrealized
gain (loss) on investments                     (0.44)       0.48        0.19          0.65      (0.61)
Total from
investment operations                           0.11        1.03        0.66          1.01      (0.31)
Less distributions
From net investment income                     (0.55)      (0.55)      (0.51)        (0.40)     (0.35)
Net asset value,
end of period                                  $8.58       $9.06       $9.21         $9.82      $9.16
Total return 4,5 (%)                            1.38       12.26        7.37         11.12      (3.13)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $505        $521        $532          $565       $456
Ratio of expenses
to average net assets (%)                       1.05        1.02        1.04          1.04       1.07
Ratio of adjusted expenses
to average net assets 6 (%)                     1.18        1.15        1.17          1.17       1.17
Ratio of net investment income
to average net assets (%)                       6.31        6.13        5.04          3.76       3.20
Portfolio turnover (%)                           106          68         110           400        411

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.02       $8.58       $9.06         $9.21      $9.82
Net investment income 3                         0.49        0.48        0.40          0.28       0.23
Net realized and unrealized
gain (loss) on investments                     (0.44)       0.48        0.19          0.65      (0.61)
Total from
investment operations                           0.05        0.96        0.59          0.93      (0.38)
Less distributions
From net investment income                     (0.49)      (0.48)      (0.44)        (0.32)     (0.28)
Net asset value,
end of period                                  $8.58       $9.06       $9.21         $9.82      $9.16
Total return 4,5 (%)                            0.64       11.44        6.57         10.30      (3.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $113         $93         $86          $128        $63
Ratio of expenses
to average net assets (%)                       1.78        1.75        1.79          1.79       1.82
Ratio of adjusted expenses
to average net assets 6 (%)                     1.91        1.88        1.92          1.92       1.92
Ratio of net investment income
to average net assets (%)                       5.58        5.41        4.29          2.97       2.39
Portfolio turnover (%)                           106          68         110           400        411

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.02       $8.58       $9.06         $9.21      $9.82
Net investment income 3                         0.49        0.48        0.40          0.27       0.22
Net realized and unrealized
gain (loss) on investments                     (0.44)       0.48        0.19          0.66      (0.60)
Total from
investment operations                           0.05        0.96        0.59          0.93      (0.38)
Less distributions
From net investment income                     (0.49)      (0.48)      (0.44)        (0.32)     (0.28)
Net asset value,
end of period                                  $8.58       $9.06       $9.21         $9.82      $9.16
Total return 4,5 (%)                            0.61       11.42        6.57         10.30      (3.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 7        $2          $7           $26         $8
Ratio of expenses
to average net assets (%)                       1.80        1.77        1.79          1.79       1.82
Ratio of adjusted expenses
to average net assets 6 (%)                     1.93        1.90        1.92          1.92       1.92
Ratio of net investment income
to average net assets (%)                       5.56        5.30        4.29          2.86       2.31
Portfolio turnover (%)                           106          68         110           400        411


1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization, the ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund on a future date, usually beyond the customary settlement date.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2004, the Fund loaned securities having a market value of $121,127,665 collateralized by securities in the amount of $124,253,205. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts.

On May 31, 2004, the Fund had deposited $39,000 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2004:

                    NUMBER OF
OPEN CONTRACTS      CONTRACTS     POSITION     EXPIRATION     APPRECIATION
-------------------------------------------------------------------------------
U.S. 10-year note   80            Short        SEP 04         $1,315

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $34,040,094 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2005 -- $4,339,751, May 31, 2008 -- $12,181,718, May 31, 2009 --
$13,270,046, and May 31, 2012 -- $4,248,579. Net capital losses of $2,948,728 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on June 1, 2004, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2004, the tax character of distributions paid was as follows: ordinary income $21,886,629. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2004, the components of distributable earnings on a tax basis included $159,182 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser agreed to limit the management fee to 0.50% of the Fund's average daily net assets until September 30, 2003. Effective October 1, 2004, the Fund will pay a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of: (a) 0.625% on the first $300,000,000 of the Fund's average daily net asset value and (b) 0.50% of the Fund's average daily net asset value in excess of $300,000,000. Effective October 1, 2003, the Adviser has agreed to limit the management fee to 0.55% of the Fund's average net asset value, at least until September 30, 2005. Accordingly, the expense reductions related to management fee limitation amounted to $588,519 for the year ended May 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $244,633 with regard to sales of Class A shares. Of this amount, $27,396 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $143,007 was paid as sales commissions to unrelated broker-dealers and $74,230 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $35,408 with regard to sales of Class C shares. Of this amount, $34,490 was paid as sales commissions to unrelated broker-dealers and $918 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares.

During the year ended May 31, 2004, CDSCs received by JH Funds amounted to $338,873 for Class B shares and $4,647 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at a rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $1,598 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 5-31-03            YEAR ENDED 5-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      10,397,451     $99,073,203     5,015,015     $47,644,366
Distributions
reinvested                 1,721,991      16,451,477     1,455,432      13,677,518
Repurchased              (12,395,829)   (118,396,068)  (14,272,706)   (134,848,930)
Net decrease                (276,387)    ($2,871,388)   (7,802,259)   ($73,527,046)

CLASS B SHARES
Sold                      10,040,722     $95,314,951       943,305      $8,898,031
Distributions reinvested     323,739       3,093,872       216,052       2,033,162
Repurchased               (6,623,695)    (63,164,292)   (7,320,197)    (69,074,353)
Net increase (decrease)    3,740,766     $35,244,531    (6,160,840)   ($58,143,160)

CLASS C SHARES
Sold                       3,401,023     $32,741,829       437,496      $4,223,506
Distributions reinvested      36,064         344,904        29,878         281,629
Repurchased               (1,529,928)    (14,639,216)   (2,240,528)    (21,514,197)
Net increase (decrease)    1,907,159     $18,447,517    (1,773,154)   ($17,009,062)

NET INCREASE (DECREASE)    5,371,538     $50,820,660   (15,736,253)  ($148,679,268)

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2004, aggregated $1,530,408,110 and $1,761,994,949, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $885,811,205 and $902,129,068, respectively, during the year ended May 31, 2004.

The cost of investments owned on May 31, 2004, including short-term investments, for federal income tax purposes was $537,363,728. Gross unrealized appreciation and depreciation of investments aggregated $6,508,848 and $15,760,661, respectively, resulting in net unrealized depreciation of $9,251,813. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended May 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $3,387,619, a decrease in distribution in excess of net investment income of $3,280,928 and a decrease in capital paid-in of $6,668,547. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, premium amortization tax adjustment and expiring capital loss carryover. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Registered Public
Accounting Firm

To The Board of Trustees and Shareholders of
John Hancock Government Income Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Government Income Fund (the "Fund"), one of the series of the John Hancock Bond Trust, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended May 31, 2004 and 2003, and the financial highlights for each of the years in the two-year period ended May 31, 2003 and 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended March 31, 2002 were audited by other auditors whose report dated July 5, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 6, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.



INDEPENDENT TRUSTEES

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             1994                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (Public Utility Holding Company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1994                29
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1988                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).


25



INDEPENDENT TRUSTEES (continued)

NAME, AGE                                                                                                       NUMBER OF
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

NON-INDEPENDENT TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation; Chairman,
Director, President and Chief Executive Officer, John Hancock Advisers,
LLC and The Berkeley Group; Chairman, Director, President and Chief
Executive Officer, John Hancock Funds, LLC; Chairman, President,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp"); President, John Hancock Retirement
Services, John Hancock Life Insurance Company (until 2004); Chairman,
Essex Corporation (until 2004); Co-Chief Executive Officer, MetLife
Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


26



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Government Income Fund.


5600A  5/04
       7/04

JOHN HANCOCK
High Yield Fund
Formerly High Yield Bond Fund

5.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

Trustees & officers
page 37

For your information
page 41


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of May 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
high current
income. Capital
appreciation is a
secondary goal.
The Fund normally
invests at least
80% of its assets
in U.S. and foreign
fixed-income
securities rated
BB/Ba or lower
and their unrated
equivalents.

Over the last twelve months

* High yield bonds produced double-digit results despite a pullback late in the period on fears that rising interest rates would stunt economic growth.

* The Fund outperformed both its benchmark index and its peers, due to good security selection and a focus on higher-yielding, lower-rated bonds.

* Cable and energy names were among the key contributors to performance.

[Bar chart with heading "John Hancock High Yield Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.18% total return for Class A shares. The second bar represents the 16.31% total return for Class B shares and the third bar represents the 16.31% total return for Class C shares. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

 6.1%   XM Satellite Radio Holdings, Inc.
 4.2%   Freeport-McMoRan Copper & Gold, Inc.
 3.0%   Northwest Airlines, Inc.
 3.0%   Trump Casino Holdings & Funding, Inc.
 2.8%   ATA Holdings Corp.
 2.7%   Rural Cellular Corp.
 2.6%   American Airlines, Inc.
 2.3%   AMR Corp.
 2.0%   Pegasus Communications Corp.
 1.8%   Reliant Resources, Inc.

As a percentage of net assets on May 31, 2004.

BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
High Yield Fund

Effective April 26, 2004, the Fund's name changed from John Hancock High Yield Bond Fund to John Hancock High Yield Fund.

High yield bonds posted double-digit returns for the year ended May 31, 2004, buoyed by an improving economy and interest rates that remained at historically low levels. In this environment, investors flocked to the higher income streams of high yield, or "junk", bonds. They also became more comfortable taking the greater risk associated with these lower quality bonds, believing that a strengthening economy would make it easier for high yield companies to achieve their business plans and pay their creditors. As demand for high yield bonds grew, their prices soared and their yields, which move in the opposite direction of their prices, fell significantly. As a result, the spread, or difference in yield, between U.S. Treasuries and high yield bonds narrowed dramatically during the year.

"High yield bonds
 posted double-digit
 returns for the year
 ended May 31, 2004..."

This rosy scenario changed in the last two months of the period, however. In April, strong data on job growth -- which had been the missing element in the recovery -- caused investors to fear that the Federal Reserve would begin to raise a key short-term interest rate sooner than had been expected. The result was a significant sell-off in the bond market, especially U.S. Treasuries. High yield bonds were also hit as investors became concerned that rising rates would dampen economic growth -- to the detriment of high yield companies. What's more, worries about terrorism, Iraq and rising oil prices caused investors to leave the high yield market as they began reducing the risk levels in their portfolios. Even with the turmoil at the end of the 12-month period, high yield bonds, as measured by the Merrill Lynch High Yield Master II Index, returned 11.66% for the year ended May 31, 2004.

FUND OUTPERFORMANCE

For the year ended May 31, 2004, John Hancock High Yield Fund's Class A, Class B and Class C shares posted total returns of 17.18%, 16.31% and 16.31%, respectively, at net asset value. These results were well in excess of the Fund's benchmark index and the 10.89% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photo of Arthur Calavritinos flush right next to first paragraph.]

One reason for the Fund's outperformance was our emphasis on lower-quality high yield bonds rated single B. They were the hardest hit in the sector's downturn in 2001 and 2002 and rebounded strongly with the economy. Good security selection also helped. While the bulk of our advances occurred in the first half of the period -- since most high yield sectors got hit later on -- good security selection enabled us to lose less ground as the going got tougher. A number of our companies had done so well that their bonds became callable earlier than their maturity date. The prices of these "yield-to-call" bonds are generally not affected by rising rates.

"One reason for the
 Fund's outperformance
 was our emphasis on
 lower-quality high yield
 bonds rated single B."

MEDIA WINNERS

Several of our media holdings were among our biggest contributors to performance. In particular, XM Satellite Radio did extremely well, as strong subscriber growth continued. Cablevision (CSC Holdings) also served the Fund well when it delivered on its numbers and called back some of its preferred stock at prices well over the distressed level at which we bought them.

TAKE PROFITS IN ENERGY

Our energy names were also solid contributors. Reliant Energy was rewarded for taking action to reduce its debt, shed its trading business and refocus its energies on its core electric utility business. In keeping with our value bent, we had bought the company's stock and bonds before the turnaround and sold the stock for a good profit, but held onto the bonds. Rising commodity prices and growing demand helped the fortunes of natural gas companies Chesapeake Energy Corp. and Hugoton Royalty Trust, and driller Ocean Rig Norway, which provides large rigs for deep water ocean drilling. We had several disappointments, however, including natural gas drillers Grey Wolf and Key Energy Services. They were both hurt by increased competition from cheaper rigs that tap into natural gas closer to the surface.

[Table at top left-hand side of page entitled "Bond quality distribution." The first listing is BBB -- 1%, the second is BB -- 9%, the third is B -- 33%, the fourth is CCC -- 19%, the fifth is CC -- 6%, and the sixth is C-D -- 4%.]

Although we still like the secular energy story -- high commodity prices, tight supply and growing demand -- we used the market's strength to cut back on our stake in the most commodity sensitive names. We believe some of the security prices have risen to overheated levels that leave very little upside -- especially since we believe oil and gas prices are going to come down.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-04." The chart is divided into six sections (from top to left): Corporate bonds 72%, Common stocks 14%, Preferred stocks 6%, Short-term investments & other 6%, Foreign government bonds 1% and Revenue bonds 1%.]

AIRLINES DISAPPOINT

Our significant overweighting in airline securities helped performance in the first half of the period, but wound up being a disappointment overall. Rising fuel costs ate into earnings, and the revenue picture has not improved, due in part to increased competition from low-cost carriers able to buy new planes relatively cheaply.

INVESTMENT STRATEGY NOTE

Effective in February 2004, the Fund's Board of Trustees approved an expansion of the Fund's investment strategy to include up to 10% in defaulted securities. This provides the Fund with the ability to invest early in companies working through a financial restructuring. Previously, the Fund was at a disadvantage to its peers because it was required to wait for a rating agency upgrade that reflected the past reorganization. Additionally, the Fund was at a disadvantage in dealing with financial reorganizations of existing Fund holdings. We intend to use this expanded capability judiciously.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Cablevision followed by an up arrow with the phrase "Rewarded for delivering on results and refinancing its debt." The second listing is Reliant Energy followed by an up arrow with the phrase "Superior earnings; turnaround story." The third listing is Grey Wolf followed by an arrow pointing to the left and right with the phrase "Increased competition cuts into earnings growth."]

OUTLOOK

Although we continue to believe there are attractive benefits to investing in high yield bonds, there are reasons to be cautious in the short term. Spreads remain very narrow, which means valuations are rich and investors aren't getting paid enough for the added risk associated with high yield bonds. In addition, there are some risks facing the market that make it ripe for increased volatility, including geopolitical issues, the potential for a slowdown in the Chinese economy and uncertainty surrounding the U.S. presidential election. On the plus side, with the economy improving, defaults at high yield companies are low. In this environment, we'll sit tight, collect our coupons and apply our value approach to finding the right investment opportunities at attractive prices.

"Although we continue to
 believe there are attractive
 benefits to investing in
 high yield bonds, there are
 reasons to be cautious in
 the short term."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in high yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2004

                               Class A      Class B      Class C
Inception date                 6-30-93     10-26-87       5-1-98

Average annual returns with maximum sales charge (POP)
One year                        11.93%       11.31%       14.10%
Five years                       4.81%        4.74%        4.76%
Ten years                        6.18%        6.03%          --
Since inception                    --           --         1.75%

Cumulative total returns with maximum sales charge (POP)
One year                        11.93%       11.31%       14.10%
Five years                      26.46%       26.07%       26.19%
Ten years                       82.13%       79.62%          --
Since inception                    --           --        11.14%

SEC 30-day yield as of May 31, 2004
                                 9.43%        9.01%        8.92%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

                                       Merrill Lynch
             Cum Value    Cum Value       High Yield
               of $10K      of $10K        Master II
Plot Date     (No Load)     (W/Load)           Index

6-30-94         $9,943       $9,495          $10,046
11-30-94         9,594        9,161           10,123
5-31-95         10,107        9,652           11,475
11-30-95        10,815       10,328           12,120
5-31-96         11,660       11,135           12,624
11-30-96        12,618       12,050           13,599
5-31-97         13,648       13,033           14,307
11-30-97        14,833       14,165           15,384
5-31-98         15,973       15,253           16,159
11-30-98        13,434       12,829           16,019
5-31-99         14,405       13,756           16,428
11-30-99        14,581       13,924           16,293
5-31-00         14,414       13,764           15,921
11-30-00        13,374       12,771           15,207
5-31-01         14,150       13,513           16,514
11-30-01        13,536       12,926           16,378
5-31-02         14,659       13,998           16,667
11-30-02        13,461       12,855           15,708
5-31-03         16,280       15,546           18,276
11-30-03        18,776       17,929           19,946
5-31-04         19,072       18,213           20,397

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,397 as of May 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Fund, before sales charge, and is equal to $19,072 as of May 31, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $18,213 as of May 31, 2004.

                                    Class B 1    Class C 1
Period beginning                    5-31-94       5-1-98
Without sales charge                $17,962      $11,233
With maximum sales charge           $17,962      $11,114
Index                               $20,397      $12,691

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch High Yield Master II Index is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2004

This schedule is divided into seven main categories: bonds, capital preferred securities, lessor equipment trust certificates, common stocks, preferred stocks, rights and warrants, and short-term investments. Bonds, capital preferred securities, lessor equipment trust certificates, common stocks, preferred stocks and rights and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
BONDS 73.51%                                                                                             $704,195,720
Cost ($788,236,834)

Advertising 0.72%                                                                                           6,851,250
Vertis, Inc.,
Sub Note 12-07-09+                                                   13.500%     Caa1     $6,750            6,851,250

Aerospace 0.94%                                                                                             9,011,250
AAR Corp.,
Note 12-15-07                                                         6.875      BB-       9,000            9,011,250

Agricultural Operations 0.25%                                                                               2,408,005
Iowa Select Farms L.P./ISF Finance, Inc.,
Jr Sec Sub Note, Payment-In-Kind 12-01-06 (R)                        10.750      Ca        3,010            2,408,005

Banks -- United States 0.50%                                                                                4,745,411
CSBI Capital Trust I,
Gtd Sub Cap Inc Ser A 06-06-27 (I)                                   11.750      B-        3,890            4,745,411

Building 0.70%                                                                                              6,720,000
Odebrecht Overseas Ltd.,
Gtd Note (Brazil) 02-25-09 (R)                                       11.500      B+        7,000            6,720,000

Business Services -- Misc. 1.70%                                                                           16,316,940
COMFORCE Operating, Inc.,
Sr Note Ser B 12-01-07                                               12.000      Ca        3,000            2,670,000
MSX International, Inc.,
Gtd Sr Sub Note 01-15-08                                             11.375      CCC+      3,500            2,555,000
Muzak LLC/Muzak Finance Corp.,
Gtd Sr Sub Note 03-15-09                                              9.875      CCC+      7,346            6,537,940
Sotheby's Holdings, Inc.,
Note 02-01-09+                                                        6.875      B+        4,950            4,554,000

Chemicals 4.47%                                                                                            42,806,050
Applied Extrusion Technologies, Inc.,
Sr Note 07-01-11+                                                    10.750      CC        5,950            3,718,750
Braskem S.A.,
Note (Brazil) 07-16-04 (R)                                           10.500      B+***    12,000           12,060,000
Note (Brazil) 01-22-14 (R)                                           11.750      B+***     4,200            3,675,000

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Chemicals (continued)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09+                                                10.125%     CCC+     $2,900           $2,972,500
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09+                                                 Zero      CCC+     14,020            6,869,800
Trikem S.A.,
Bond (Brazil) 07-24-07 (R)                                           10.625      B+       14,000           13,510,000

Consumer Products -- Misc. 0.02%                                                                              198,852
Indesco International, Inc.,
Note 03-08-08 (I)                                                    10.000      B-***       196              198,852

Containers 2.18%                                                                                           20,840,078
BWAY Corp.,
Gtd Sr Sub Note 10-15-10                                             10.000      B-        4,500            4,725,000
Gaylord Container Corp.,
Sr Sub Note Ser B 02-15-08                                            9.875      BBB***    4,515            4,661,738
Kappa Beheer B.V.,
Sr Sub Bond (Netherlands) 07-15-09                                   10.625      B         3,175            3,317,875
Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
(Netherlands) 07-15-09 (A) (E)                                         Zero      B         4,400            5,641,715
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07                                        11.375      B-        2,500            2,493,750

Cosmetics & Personal Care 0.01%                                                                                79,375
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08 (B) (I)                                         11.000      D***      3,175               79,375

Diversified Operations 0.00%                                                                                      500
Diamond Brands Operating Corp.,
Gtd Sr Sub Note 04-15-08 (B)                                         10.125      D         5,000                  500

Electronics 1.26%                                                                                          12,058,725
UCAR Finance, Inc.,
Gtd Sr Note 02-15-12+                                                10.250      B        10,815           12,058,725

Finance 3.64%                                                                                              34,851,515
Jet Equipment Trust,
Sr Sub Note Ser 1995-C 05-01-15 (R)                                  10.690      CC        3,000               60,000
Norse CBO, Ltd.,
Jr Sub Note 08-13-10 (r)                                               Zero      B-***       750               90,000
PDVSA Finance Ltd.,
Note (Venezuela) 11-16-12                                             8.500      B+        3,000            2,872,500
Bond Ser 1998-1E (Venezuela) 11-15-28                                 7.500      B+        3,850            3,003,000
Trump Casino Holdings, LLC/Trump Casino
Funding, Inc.,
Gtd Sr Sec 1st Mtg Note 03-15-10                                     11.625      CCC+     15,000           15,225,000
Gtd Sr Sec 2nd Mtg Note, Payment-In-Kind
09-15-10                                                             17.625      CCC      13,601           13,601,015

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Food 1.03%                                                                                                 $9,848,330
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                                 11.875%     B-       $2,093            2,218,580
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (B)                                     11.750      D***     13,875            7,353,750
RAB Holdings, Inc.,
Sr Note 05-01-08 (I) (R)                                             13.000      CCC+***   1,380              276,000

Government -- Foreign 0.88%                                                                                 8,448,250
Brazil, Federative Republic of,
Bond (Brazil) 07-26-07                                               11.250      B+        4,900            5,145,000
Bond (Brazil) 01-20-34+                                               8.250      B+          800              582,000
Colombia, Republic of,
Bond (Colombia) 05-21-24                                              8.125      BB        3,500            2,721,250

Insurance 0.81%                                                                                             7,767,580
Allmerica Financial Corp.,
Sr Note 10-15-25                                                      7.625      BB-       7,671            7,517,580
SIG Capital Trust I,
Gtd Trust Preferred Security 08-15-27 (B) (I)                         9.500      D***      5,000              250,000

Leisure 3.87%                                                                                              37,066,250
AMC Entertainment, Inc.,
Sr Sub Note 02-01-11                                                  9.500      CCC+      5,070            5,247,450
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      Caa1***   4,520            5,537,000
Hollywood Casino Shreveport,
Gtd Sr Sec Note 08-01-06 (B)                                         13.000      D***      7,850            5,887,500
Jacobs Entertainment, Inc.,
Gtd Sr Sec Note 02-01-09                                             11.875      B         4,500            4,905,000
Riviera Holdings Corp.,
Gtd Sr Note 06-15-10                                                 11.000      B         7,000            7,507,500
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+        7,530            7,981,800

Media 9.48%                                                                                                90,809,725
Antenna TV S.A.,
Sr Note (Greece) 07-01-08 (E)                                         9.750      BB-       8,250            9,721,883
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.,
Sr Note 10-01-09                                                     10.750      CCC-     17,700           15,399,000
Charter Communications Holdings II LLC,
Sr Note 09-15-10 (R)+                                                10.250      CCC-      5,000            5,062,500
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16+                                                 10.500      B+       11,220           12,650,550
Innova S. de R.L.,
Note (Mexico) 09-19-13+                                               9.375      B+        4,000            4,160,000
Sr Note (Mexico) 04-01-07                                            12.875      B+        2,112            2,125,728

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Media (continued)
Paxson Communications Corp.,
Gtd Sr Sub Disc Note, Step Coupon (12.25%,
01-15-06) 01-15-09 (A)                                                 Zero      CCC+     $8,750           $7,437,500
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500%     CC       13,525            6,627,250
Pegasus Satellite Communications Corp.,
Sr Note 08-01-06                                                     12.375      D         6,500            3,185,000
Sr Disc Note 03-01-07                                                13.500      D         1,200              216,000
XM Satellite Radio, Inc.,
Sr Sec Note 06-15-10                                                 12.000      CCC+      5,300            5,936,000
Sr Sec Note, Step Coupon (14.00%, 12-31-05)
12-31-09 (A)                                                           Zero      CCC+     19,771           18,288,314

Metal 4.82%                                                                                                46,190,139
Doe Run Resources Corp.,
Gtd Note Ser AI 11-01-08 (I)                                         11.750      CCC+***   8,855            4,708,339
Freeport-McMoRan Copper & Gold, Inc.,
Conv Sr Note 01-31-06                                                 8.250      B-        1,060            2,502,925
Conv Sr Note 02-11-11                                                 7.000      B-       19,500           27,178,125
Sr Note 02-01-10                                                     10.125      B-       10,000           10,700,000
Golden Northwest Aluminum, Inc.,
Gtd Sec 1st Mtg Note 12-15-06 (B)                                    12.000      D***      6,475            1,100,750

Oil & Gas 5.36%                                                                                            51,401,408
CITGO Petroleum Corp.,
Sr Note 02-01-11                                                     11.375      BB        5,000            5,750,000
Frontier Oil Corp.,
Sr Sub Note 11-15-09+                                                11.750      B+        6,950            7,610,250
Giant Industries, Inc.,
Gtd Sr Sub Note 05-15-12+                                            11.000      B-        6,100            6,771,000
McMoRan Exploration Co.,
Conv Sr Note 07-02-08 (R)                                             6.000      B-***     4,500            5,748,750
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08                                    10.250      CCC      12,775           12,647,250
Petrobras International Finance Co.,
Sr Note (Brazil) 07-06-11                                             9.750      Baa1      3,000            3,183,750
Port Arthur Finance Corp.,
Gtd Sr Sec Note 01-15-09                                             12.500      BB        8,354            9,690,408

Paper & Paper Products 2.96%                                                                               28,317,065
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand) 11-15-07                                      13.000      CC        7,000            7,560,000
Alabama River Newsprint Co.,
Note 04-30-25 (r)                                                     7.188      BB***     2,436            2,363,140
APP China Group Ltd.,
Unit (Sr Disc Note & Warrant) (Indonesia)
03-15-10 (B) (R)                                                     14.000      D         9,250              925,000

See notes to
financial statements.


11


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Paper & Paper Products (continued)
APP Finance (II) Mauritius Ltd.,
Bond (Indonesia) 12-29-49 (B)                                        12.000%     D        $7,500             $112,500
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (B) (R)                                    13.750      D***      5,000            2,625,000
Sr Sec Note (Mexico) 08-01-06 (B)                                    13.125      D        17,517            9,196,425
Indah Kiat Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 07-01-07 (B)                                 10.000      D         6,000            3,000,000
Indah Kiat International Finance Co.,
Gtd Sec Bond Ser C (Indonesia) 06-15-06 (B)                          12.500      D         3,500            1,995,000
Tjiwi Kimia Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 08-01-04 (B)                                 10.000      D         1,500              540,000

Retail 0.55%                                                                                                5,308,875
Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note 03-15-08 (B) (I)                                     11.000      D***      4,875                    0
St. John Knits International, Inc.,
Sr Sub Note 07-01-09                                                 12.500      B-        4,950            5,308,875

Revenue Bonds 1.33%                                                                                        12,722,860
New York City Industrial Development Agency,
Spec Facil Rev British Airways Plc Proj 12-01-32                      5.250      BB-       2,000            1,437,460
Seminole Tribe Florida,
Rev Bond Resort Gaming Facil Proj 10-01-13                           11.500      B***     10,500           11,285,400

Steel 0.73%                                                                                                 7,005,663
LTV Corp. (The),
Gtd Sr Sub Note 11-15-09 (B) (I)                                     11.750      D***      9,700              291,000
Metallurg Holdings, Inc.,
Sr Disc Note 07-15-08                                                12.750      CC       11,185            3,131,800
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                                           11.000      CC        4,720            2,265,600
Sheffield Steel Corp.,
Sr Sec Note 04-30-07                                                 10.000      C***      1,647            1,317,263

Telecommunications 3.31%                                                                                   31,742,598
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (B)                                        14.250      C         5,900            1,475,000
Jazztel Plc,
Conv Sr Note (United Kingdom) 10-30-12 (E)                           12.000      CCC***       16               15,371
Mobile Telesystems Finance S.A.,
Gtd Bond (Luxembourg) 12-21-04                                       10.950      BB-       7,000            7,262,500
Gtd Note (Luxembourg) 10-14-10 (R)                                    8.375      BB-       4,500            4,218,750
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      BB-       3,750            3,843,750
PTC International Finance II S.A.,
Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                            11.250      BB-       2,975            3,887,227
Rural Cellular Corp.,
Sr Sub Note 01-15-10+                                                 9.750      CCC      12,000           11,040,000

See notes to
financial statements.


12


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Textile 1.03%                                                                                              $9,840,435
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08 (I)                                             11.250%     CCC***   $5,925            4,499,445
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                                           11.000      CC        5,450            2,970,250
William Carter Co. (The),
Gtd Sr Sub Note Ser B 08-15-11                                       10.875      B+        2,098            2,370,740

Tobacco 0.82%                                                                                               7,838,000
Commonwealth Brands, Inc.,
Sr Sec Sub Note 09-01-08 (R)                                         10.625      B***      5,000            5,150,000
North Atlantic Holdings, Inc.,
Sr Disc Note, Step Coupon (12.25%,
03-01-08) 03-01-14 (A) (R)                                             Zero      B-        4,800            2,688,000

Transportation 14.90%                                                                                     142,747,851
Alaska Airlines, Inc.,
Equip Trust 02-01-11                                                 10.150      B***      1,579            1,405,513
Equip Trust Ctf Ser A 04-12-10                                        9.500      BB        9,597            8,349,310
Equip Trust Ctf Ser D 04-12-12                                        9.500      BB        5,759            5,010,421
American Airlines, Inc.,
Conv Sr Note 09-23-23 (R)                                             4.250      CCC       6,900            6,227,250
Equip Trust Ser 1990-U 05-06-05                                      10.220      B-        2,883            2,508,505
Equip Trust Ser 1990-Z 05-07-05                                      10.220      B-        1,472            1,236,559
Equip Trust Ser F 03-15-07                                           10.800      B-        1,354            1,015,500
Equip Trust Ser G 03-15-07                                           10.800      B-        1,354            1,015,500
Pass Thru Ctf Ser 1988-A4 01-01-10                                   10.210      B-        4,626            3,500,565
Pass Thru Ctf Ser 1991-B2 07-30-14 (R)                               10.320      B-        5,081            4,191,825
Pass Thru Ctf Ser 1992-A1 09-11-11                                    8.080      B-        2,625            2,126,751
Pass Thru Ctf Ser 1994-A5 05-26-16                                   10.190      B-        4,211            3,131,510
AMR Corp.,
Deb 08-01-12+                                                         9.000      CCC      24,500           19,110,000
Note Ser D 02-26-07                                                   8.900      B         1,000              750,000
ATA Holdings Corp.,
Sr Note, Step Coupon (13.125%, 06-15-06)
06-15-10 (R)                                                         12.125      CC       15,776           11,989,760
Sr Note, Step Coupon (14.00%, 08-01-06)
02-01-09 (R)                                                         13.000      CC       18,847           15,266,070
CHC Helicopter Corp.,
Sr Sub Note (Canada) 07-15-07 (E)                                    11.750      B         5,722            7,511,479
Delta Air Lines, Inc.,
Deb 05-15-21                                                          9.750      CCC       2,400            1,032,000
Pass Thru Ctf Ser 1993-A1 04-30-08                                    9.875      B         1,245              997,849
Conv Sr Note 06-03-23                                                 8.000      CCC       2,500            1,371,875
KLM Royal Dutch Airlines N.V.,
Sr Sub Deb (Netherlands) 12-29-49 #                                   5.250      B-***     1,680            1,149,777

See notes to
financial statements.


13


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Transportation (continued)
MRS Logistica S.A.,
Bond Ser B (Brazil) 08-15-05 (R)                                     10.625%     B        $6,800           $6,800,000
Northwest Airlines, Inc.,
Gtd Note 03-15-07                                                     8.700      B-        7,900            5,530,000
Gtd Sec Pass Thru Ctf Ser 1996-1 01-02-15                             7.670      B+       12,040           10,055,348
Gtd Sr Note 03-15-07                                                  9.875      B-        4,000            2,880,000
NWA Trust,
Note Ser C 12-21-12                                                  11.300      BB+       4,375            3,719,077
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note (Greece) 12-31-07 (I) (R)                                10.500      Caa2      1,719              515,632
PCA LLC/PCA Finance Corp.,
Gtd Sr Note 08-01-09                                                 11.875      B-        3,000            3,225,000
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      B         8,510            8,318,525
Ultralpetrol (Bahamas) Ltd.,
1st Mtg Pfd Ship Note 04-01-08                                       10.500      BB-       2,250            1,631,250
United Air Lines, Inc.,
Equip Trust Ctf Ser 1991-D 11-20-12 (B)                              10.360      D***      2,500            1,175,000

Utilities 5.24%                                                                                            50,252,740
Companhia de Saneamento Basico do
Estado de Sao Paulo,
Note (Brazil) 06-20-08 (R)                                           12.000      B+        6,000            5,940,000
Empresa Nacional de Electricidad S.A.,
Bond (Chile) 02-01-27                                                 7.875      BBB-      5,350            4,795,697
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-       4,582            4,719,676
Mirant Americas Generation, LLC,
Sr Note 05-01-06 (B)                                                  7.625      D         7,500            5,325,000
Orion Power Holdings, Inc.,
Sr Note 05-01-10                                                     12.000      B-        8,435           10,375,050
Reliant Energy Mid-Atlantic Power Holdings, LLC,
Sr Pass Thru Ctf Ser A 07-02-05                                       8.554      B           555              542,318
Reliant Resources, Inc.,
Sr Sec Note 07-15-13                                                  9.500      B        16,000           16,960,000
South Point Energy Center LLC/Broad
River Energy LLC/Rockgen Energy LLC,
Gtd Sec Lease Oblig 05-30-12 (R)                                      8.400      B         1,933            1,594,999

See notes to
financial statements.


14


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
CAPITAL PREFERRED SECURITIES 0.21%                                                                         $1,964,758
(Cost $1,643,643)

Insurance 0.21%                                                                                             1,964,758
AFC Capital Trust I,
Gtd Cap Security Ser B 02-03-27                                       8.207%     B-       $2,000            1,964,758

                                                                                           PAR VALUE
ISSUER, DESCRIPTION                                                                        (000s OMITTED)       VALUE
LESSOR EQUIPMENT TRUST CERTIFICATES 0.54%                                                                  $5,201,857
(Cost $11,425,763)

Transport 0.54%                                                                                             5,201,857
US Airways, Inc.,
Lessor Equip Trust Ctf (N427US) (I)                                                        2,437              931,484
Lessor Equip Trust Ctf (N528AU)                                                              606              127,272
Lessor Equip Trust Ctf (N591US)                                                              400               92,000
Lessor Equip Trust Ctf (N610AU) (I)                                                        9,380            4,051,101

ISSUER, DESCRIPTION                                                                       SHARES                VALUE

COMMON STOCKS 13.66%                                                                                     $130,867,663
(Cost $167,417,391)

Chemicals 0.15%                                                                                             1,463,650
American Pacific Corp.**                                                                 200,500            1,463,650

Consumer Products -- Misc. 0.08%                                                                              794,140
Indesco International, Inc. (I)**                                                        168,966              794,140

Energy 1.23%                                                                                               11,824,677
GLC Carbon USA, Inc./GLC Securityholder, LLC
(Common Stock & Promissory Note) (Canada)                                              1,456,241           11,824,677

Engineering/R & D Services 0.20%                                                                            1,884,827
Kaiser Group Holdings, Inc.**                                                             81,949            1,884,827

Leisure 0.83%                                                                                               7,961,955
Isle of Capris Casinos, Inc.**                                                           400,000            7,752,000
Sunterra Corp.+**                                                                         20,188              209,955

Machinery 0.00%                                                                                                     0
Glasstech, Inc. (Class B) (I)**                                                            4,430                    0
Glasstech, Inc. (Class C) (I)**                                                               10                    0

Media 4.25%                                                                                                40,673,415
Medianews Group, Inc.**                                                                   29,750            5,355,000
Pegasus Communications Corp.+**                                                          101,508            1,646,460
XM Satellite Radio Holdings, Inc. (Class A)**                                          1,337,250           33,671,955

See notes to
financial statements.


15


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION                                                                       SHARES                VALUE
Medical 1.37%                                                                                             $13,110,068
Magellan Health Services Inc.**                                                          418,184           13,110,068

Oil & Gas 1.94%                                                                                            18,624,322
Chesapeake Energy Corp.                                                                  200,000            2,640,000
Grey Wolf, Inc.**                                                                      3,583,650           13,080,322
Key Energy Services, Inc.**                                                              300,000            2,904,000

Retail 0.08%                                                                                                  755,626
Pathmark Stores, Inc.**                                                                   88,778              599,252
SpinCycle, Inc. (I)**                                                                    101,542              156,374

Steel 0.05%                                                                                                   437,215
Sheffield Steel Corp.**                                                                  242,897              437,215

Telecommunications 1.34%                                                                                  $12,797,081
Chunghwa Telecom Co., Ltd., American
Depositary Receipt (ADR) (Taiwan)                                                        370,000            5,975,500
Metrocall Holdings, Inc.**                                                                18,480            1,277,153
NII Holdings, Inc. (Class B)+**                                                           84,141            3,043,380
Versatel Telecom International N.V. (Netherlands) (E)**                                1,256,508            2,501,048

Textile 0.00%                                                                                                       0
Willcox & Gibbs, Inc. (I)**                                                              229,554                    0

Transportation 2.14%                                                                                       20,540,687
Air France (ADR) (France)**                                                              118,387            1,946,282
AMR Corp.**                                                                              200,000            2,304,000
Northwest Airlines Corp.**                                                             1,027,000           10,382,970
Pinnacle Airlines Corp.**                                                                439,100            5,905,895
US Airways Group, Inc. (Class A) (B)**                                                       590                1,540


                                                                             CREDIT
ISSUER, DESCRIPTION                                                          RATING*      SHARES                VALUE
PREFERRED STOCKS 6.42%                                                                                    $61,539,123
(Cost $70,392,173)

Engineering/R & D Services 0.21%                                                                            2,018,088
Kaiser Group Holdings, Inc., 7.00%, Ser 1                                    B            37,372            2,018,088

Machinery 0.15%                                                                                             1,420,426
Glasstech, Inc., 12.75%, Ser B (I)**                                         B-***         4,475            1,136,426
Glasstech, Inc., Ser A (I)**                                                 B***            284              284,000
Glasstech, Inc., Ser C (I)**                                                 B-***            11                    0

Media 1.83%                                                                                                17,554,795
Granite Broadcasting Corp., 12.75%, Payment-In-Kind**                        Ca           11,710            5,855,000
Pegasus Communications Corp., 6.50%, Ser C, Conv                             C           345,350           10,878,525
Pegasus Satellite Communications, Inc., 12.75%, Ser B**                      C             4,831              821,270

See notes to
financial statements.


16


FINANCIAL STATEMENTS


                                                                             CREDIT
ISSUER, DESCRIPTION                                                          RATING*      SHARES                VALUE
Paper & Paper Products 0.76%                                                                               $7,290,441
TimberWest Forest Corp., Unit (Common &
Preferred Shares) (Canada) #                                                 B-***       751,400            7,290,441

Telecommunications 1.78%                                                                                   17,058,373
Dobson Communications Corp., 6.00%, Ser F, Conv (R)                          B-***         8,000              888,000
Dobson Communications Corp., 12.25%**                                        B-***       514,912            1,413,433
Rural Cellular Corp., 12.25%, Payment-In-Kind                                CCC-         22,359           14,756,940

Transportation 0.00%                                                                                                0
Pacific & Atlantic Holdings, Inc., 7.50% (Greece) (I)**                      CCC***       92,188                    0
US Airways Group, Inc., Class A (B) (I)**                                    Caa3***         362                    0

Utilities 0.56%                                                                                             5,368,500
Duke Energy Corp., 8.00%, Ser B, Conv+                                       BBB-***     200,000            2,628,000
TECO Energy, Inc., 9.50%, Conv                                               BB          210,000            2,740,500

Waste Disposal Service & Equip. 1.13%                                                                      10,828,500
Allied Waste Industries, Inc., 6.25%, Conv                                   B           150,000           10,828,500


ISSUER, DESCRIPTION                                                                        UNITS                VALUE
RIGHTS AND WARRANTS 0.08%                                                                                    $722,320
(Cost $4,101,075)

Chemicals 0.00%                                                                                                     0
Sterling Chemicals Holdings, Warrant (I)**                                                 1,000                    0

Engineering/R & D Services 0.00%                                                                                    0
Kaiser Group Holdings, Inc., Right (I)**                                                  68,021                    0

Leisure 0.01%                                                                                                  69,348
Sunterra Corp., Warrant (I)**                                                             30,283               69,348

Manufacturing 0.00%                                                                                               281
HF Holdings, Inc., Warrant**                                                              28,092                  281

Media 0.05%                                                                                                   467,500
XM Satellite Radio Holdings, Inc., Warrant**                                               9,350              467,500

Metal 0.00%                                                                                                         0
Doe Run Resources Corp., Warrant (I)**                                                        28                    0

Oil & Gas 0.00%                                                                                                14,953
Chesapeake Energy Corp., Warrant (I)**                                                    17,011               14,953

Retail 0.01%                                                                                                   46,469
Pathmark Stores, Inc., Warrant**                                                          62,796               46,469

Telecommunications 0.00%                                                                                            0
Cybernet Internet Services International, Inc., Warrant**                                  4,000                    0
Startec Global Communications Corp., Warrant**                                             3,000                    0

Transportation 0.01%                                                                                          123,769
Air France (France), Warrant**                                                           107,625              123,769
US Airways Group, Inc., Warrant (B) (I)**                                                      1                    0

See notes to
financial statements.


17


FINANCIAL STATEMENTS


                                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE          (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 1.02%                                                                               $9,815,344
(Cost $9,815,344)

Joint Repurchase Agreement 0.60%
Investment in a joint repurchase agreement
transaction with Cantor Fitzgerald Securities
-- Dated 05-28-04, due 06-01-04 (Secured by
U.S. Treasury Bill, 1.378% due 11-18-04,
U.S. Treasury Bonds, 6.250% through 8.125%,
due 08-15-21 through 08-15-23, and U.S. Treasury
Note, 1.875% due 09-30-04)                                                   0.980%       $5,799            5,799,000


                                                                                          SHARES
Cash Equivalents 0.42%
AIM Investment Trust****                                                               4,016,344            4,016,344

TOTAL INVESTMENTS 95.44%                                                                                 $914,306,785

OTHER ASSETS AND LIABILITIES, NET 4.56%                                                                   $43,741,106

TOTAL NET ASSETS 100.00%                                                                                 $958,047,891


     Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated, unless indicated otherwise.

   + All or a portion of this security is on loan on May 31, 2004.

   * Credit ratings are unaudited and rated by Standard & Poor's, where available, or Moody's Investors Service, unless indicated otherwise.

  ** Non-income-producing security.

 *** Security rated internally by John Hancock Advisers, LLC.

**** Represents investment of securities lending collateral.

   # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

 (A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

 (B) Non-income-producing issuer filed for protection under Federal Bankruptcy Code or is in default of interest payment.

 (E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

 (I) This security is valued in good faith under procedures established by the Board of Trustees.

 (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $135,903,091 or 14.19% of net assets as of May 31, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

 (r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

     Additional information on these securities is as follows:

                                                       VALUE AS A
                                                       PERCENTAGE     VALUE AT
                           ACQUISITION   ACQUISITION   OF FUND'S        MAY 31,
ISSUER, DESCRIPTION        DATE          COST          NET ASSETS         2004
-------------------------------------------------------------------------------
Alabama River Newsprint
Co. -- bond                04-14-98      $2,433,495    0.25%        $2,363,140

Norse CBO, Ltd. -- bond    08-04-98         750,000    0.01             90,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

Securities owned by
the Fund on
May 31, 2004
(unaudited)

These tables
show the percent-
ages of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality
rating for debt
and preferred
securities.

                                                VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                                 OF NET ASSETS
---------------------------------------------------------------------
Argentina                                                       0.77%
Brazil                                                          6.01
Canada                                                          2.78
Chile                                                           0.50
Colombia                                                        0.28
France                                                          0.22
Greece                                                          1.07
Indonesia                                                       0.69
Luxembourg                                                      2.01
Mexico                                                          3.17
Netherlands                                                     1.32
Norway                                                          1.32
Taiwan                                                          0.62
Thailand                                                        0.79
United Kingdom                                                  0.01
United States                                                  73.27
Venezuela                                                       0.61
Total Investments                                              95.44%

                                  VALUE AS A PERCENTAGE OF NET ASSETS
                                                    CAPITAL PREFERRED
                                                       SECURITIES AND
QUALITY DISTRIBUTION                BONDS            PREFERRED STOCKS
---------------------------------------------------------------------
BBB                                  1.32%                      0.27%
BB                                   9.49                       0.29
B                                   33.09                       2.70
CCC                                 18.68                       1.54
CC                                   6.12                       0.61
C                                    0.29                       1.22
D                                    4.52                       0.00
Total                               73.51%                      6.63%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,053,032,223)
including $53,529,118 of securities loaned                       $914,306,785
Cash                                                                      725
Foreign cash at value (cost $248,243)                                 257,141
Receivable for investments sold                                    29,030,574
Receivable for shares sold                                          4,629,247
Interest receivable                                                20,469,044
Receivable for forward foreign currency exchange contracts            397,212
Other assets                                                          157,819

Total assets                                                      969,248,547

LIABILITIES
Payable for shares repurchased                                      4,210,587
Payable for forward foreign currency exchange contracts               723,398
Payable for options written (premiums received $349,383)              300,000
Payable for securities on loan                                      4,016,344
Dividends payable                                                     986,198
Payable to affiliates
Management fees                                                       444,356
Distribution and service fees                                         114,924
Other                                                                 112,682
Other payables and accrued expenses                                   292,167

Total liabilities                                                  11,200,656

NET ASSETS
Capital paid-in                                                 1,357,070,951
Accumulated net realized loss on investments and
foreign currency transactions                                    (258,593,670)
Net unrealized depreciation of investments, options written
and translation of assets and liabilities in foreign currencies  (138,998,312)
Distributions in excess of net investment income                   (1,431,078)

Net assets                                                       $958,047,891

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($343,032,418 [DIV] 67,938,707 shares)                          $5.05
Class B ($480,958,888 [DIV] 95,247,020 shares)                          $5.05
Class C ($134,056,585 [DIV] 26,546,409 shares)                          $5.05

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.05 [DIV] 95.5%)                                           $5.29
Class C2 ($5.05 [DIV] 99%)                                              $5.10

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
May 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $35,878)            $89,217,306
Dividends (net of foreign withholding taxes of $82,493)            10,288,683
Securities lending                                                    226,814

Total investment income                                            99,732,803

EXPENSES
Investment management fees                                          5,622,828
Class A distribution and service fees                               1,042,989
Class B distribution and service fees                               5,447,272
Class C distribution and service fees                               1,345,179
Transfer agent fees                                                 1,312,959
Accounting and legal services fees                                    320,064
Custodian fees                                                        204,616
Registration and filing fees                                          104,391
Miscellaneous                                                          73,343
Professional fees                                                      64,981
Printing                                                               64,305
Trustees' fees                                                         58,723
Interest                                                               24,203
Securities lending fees                                                 5,566

Total expenses                                                     15,691,419

Net investment income                                              84,041,384

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        14,559,310
Foreign currency transactions                                      (2,239,120)
Change in net unrealized appreciation (depreciation) of
Investments                                                        68,965,457
Options written                                                        49,383
Translation of assets and liabilities in foreign currencies           783,808

Net realized and unrealized gain                                   82,118,838

Increase in net assets from operations                           $166,160,222

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share
holders invested
in the Fund.
                                                YEAR          YEAR
                                               ENDED         ENDED
                                             5-31-03       5-31-04
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                    $76,232,183   $84,041,384

Net realized gain (loss)                 (94,787,174)   12,320,190
Change in net unrealized
appreciation (depreciation)              105,236,255    69,798,648

Increase in net assets
resulting from operations                 86,681,264   166,160,222

Distributions to shareholders
From net investment income
Class A                                  (25,622,456)  (35,121,998)
Class B                                  (46,739,603)  (42,179,967)
Class C                                   (7,026,567)  (10,370,769)
                                         (79,388,626)  (87,672,734)
From Fund share transactions              78,614,442   (36,474,389)

NET ASSETS
Beginning of period                      830,127,712   916,034,792

End of period 1                         $916,034,792  $958,047,891

1 Includes distributions in excess of net investment income of $7,830,323 and $1,431,078, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.57       $5.87       $5.11         $4.72       $4.69
Net investment income 3                         0.72        0.65        0.47          0.45        0.42
Net realized and unrealized
gain (loss) on investments                     (0.70)      (0.76)      (0.32)        (0.01)       0.37
Total from
investment operations                           0.02       (0.11)       0.15          0.44        0.79
Less distributions
From net investment income                     (0.72)      (0.65)      (0.54)        (0.47)      (0.43)
Net asset value,
end of period                                  $5.87       $5.11       $4.72         $4.69       $5.05
Total return 4 (%)                              0.15       (1.82)       3.59         11.05       17.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $238        $228        $254          $297        $343
Ratio of expenses
to average net assets (%)                       0.99        0.99        1.02          1.04        0.96
Ratio of net investment income
to average net assets (%)                      11.36       10.87        9.85         10.54        8.09
Portfolio turnover (%)                            49          57          69            49          49

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.57       $5.87       $5.11         $4.72      $4.69
Net investment income 3                         0.67        0.61        0.43          0.42       0.39
Net realized and unrealized
gain (loss) on investments                     (0.70)      (0.76)      (0.32)        (0.01)      0.37
Total from
investment operations                          (0.03)      (0.15)       0.11          0.41       0.76
Less distributions
From net investment income                     (0.67)      (0.61)      (0.50)        (0.44)     (0.40)
Net asset value,
end of period                                  $5.87       $5.11       $4.72         $4.69      $5.05
Total return 4 (%)                             (0.61)      (2.51)       2.81         10.23      16.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $691        $571        $515          $512       $481
Ratio of expenses
to average net assets (%)                       1.74        1.68        1.77          1.79       1.72
Ratio of net investment income
to average net assets (%)                      10.61       10.87        9.10          9.92       7.43
Portfolio turnover (%)                            49          57          69            49         49

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

PERIOD ENDED                                 5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.57       $5.87       $5.11         $4.72      $4.69
Net investment income 3                         0.67        0.61        0.43          0.41       0.38
Net realized and unrealized gain
(loss) on investments                          (0.70)      (0.76)      (0.32)           -- 5     0.38
Total from
investment operations                          (0.03)      (0.15)       0.11          0.41       0.76
Less distributions
From net investment income                     (0.67)      (0.61)      (0.50)        (0.44)     (0.40)
Net asset value,
end of period                                  $5.87       $5.11       $4.72         $4.69      $5.05
Total return 4 (%)                             (0.61)      (2.57)       2.81         10.23      16.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $27         $40         $61          $108       $134
Ratio of expenses
to average net assets (%)                       1.74        1.74        1.77          1.79       1.72
Ratio of net investment income
to average net assets (%)                      10.61       10.87        9.10          9.72       7.33
Portfolio turnover (%)                            49          57          69            49         49


1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Less than $0.01 per share.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Yield Fund (the "Fund"), formerly John Hancock High Yield Bond Fund, is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek high current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S.

dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $14,361,905, and the weighted average interest rate was 1.51%. Interest expense includes $12,503 paid under the line of credit. There was no outstanding borrowing under the line of credit on May 31, 2004.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

Written options for the year ended May 31, 2004 were as follows:

                                   NUMBER OF CONTRACTS      PREMIUMS RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                    --                     --
Options written                                  4,400               $787,662
Options exercised                               (2,400)              (438,279)
Outstanding, end of period                       2,000               $349,383


Summary of written options outstanding on May 31, 2004:

NAME OF          NUMBER OF        EXERCISE          EXPIRATION
ISSUER           CONTRACTS           PRICE                DATE          VALUE
------------------------------------------------------------------------------
Calls
Chesapeake           1,000           $12.5       July 19, 2004      ($115,000)
Chesapeake           1,000            12.5    January 22, 2005       (185,000)
Total                2,000                                          ($300,000)


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2004, the Fund loaned securities having a market value of $53,529,118 collateralized by securities in the amount of $50,781,489 and by cash in the amount of $4,016,344. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2004:

                    PRINCIPAL AMOUNT          EXPIRATION          APPRECIATION
CURRENCY            COVERED BY CONTRACT       MONTH              (DEPRECIATION)
-------------------------------------------------------------------------------
BUYS
Pound Sterling      5,100,000                 August 2004             $394,818
Swiss Franc         970,000                   August 2004                2,394
                                                                      $397,212

SELLS
Canadian Dollar     9,800,000                 August 2004             ($21,348)
Euro                18,800,000                July 2004               (287,645)
Euro                3,200,000                 August 2004              (67,197)
Pound Sterling      5,100,000                 August 2004             (291,747)
Swiss Franc         2,300,000                 August 2004              (55,461)
                                                                     ($723,398)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. There fore, no federal income tax provision is required. For federal income tax purposes, the Fund has $249,063,557 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2007 -- $21,790,325, May 31, 2008 -- $14,048,332,
May 31, 2009 -- $19,043,883, May 31, 2010 -- $112,553,950, May 31,

2011 -- $49,238,057 and May 31, 2012 -- $32,389,010. Net capital losses of
$8,252,087 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on June 1, 2004, the first day of the Fund's next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2004, the tax character of distributions paid was as follows: ordinary income $87,672,734. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges.

During the year ended May 31, 2004, JH Funds received net up-front sales charges of $2,095,694 with regard to sales of Class A shares. Of this amount, $246,835 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,760,329 was paid as sales commissions to unrelated broker-dealers and $88,530 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed an up-front sales charge. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $518,843 with regard to sales of Class C shares. Of this amount, $512,942 was paid as sales commissions to unrelated broker-dealers and $5,901 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2004, CDSCs received by JH Funds amounted to $1,518,187 for Class B shares and $98,987 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $1,278 for certain publishing services, included in the printing fees.

Mr. James Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 5-31-03            YEAR ENDED 5-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      46,355,536    $195,978,517    94,838,862    $477,197,378
Distributions reinvested   2,883,589      12,283,987     3,648,443      18,775,919
Repurchased              (39,707,459)   (173,053,679)  (93,905,149)   (478,354,994)
Net increase               9,531,666     $35,208,825     4,582,156     $17,618,303

CLASS B SHARES
Sold                      23,917,098    $102,722,946    17,353,536     $87,965,860
Distributions reinvested   4,672,566      19,876,686     3,981,945      20,384,265
Repurchased              (28,654,281)   (122,797,233)  (35,253,193)   (180,814,006)
Net decrease                 (64,617)      ($197,601)  (13,917,712)   ($72,463,881)

CLASS C SHARES
Sold                      14,232,042     $61,471,755    14,666,380     $75,144,387
Distributions reinvested     799,208       3,417,084     1,167,612       5,997,925
Repurchased               (4,965,956)    (21,285,621)  (12,229,816)    (62,771,123)
Net increase              10,065,294     $43,603,218     3,604,176     $18,371,189
NET INCREASE (DECREASE)   19,532,343     $78,614,442    (5,731,380)   ($36,474,389)


NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2004, aggregated $500,840,591 and $1,042,906,237, respectively.

The cost of investments owned on May 31, 2004, including short-term investments, for federal income tax purposes, was $1,059,853,473. Gross unrealized appreciation and depreciation of investments aggregated $104,100,273 and $249,646,961, respectively, resulting in net unrealized depreciation of $145,546,688. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended May 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,263,082, a decrease in distributions in excess of net investment income of $10,030,595 and a decrease in capital paid-in of $8,767,513. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, premium amortization tax adjustment, foreign currency adjustment and over-distribution. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

AUDITOR'S
REPORT

Report of
Deloitte & Touche
LLP, Independent
Registered Public
Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund
(formerly John Hancock High Yield Bond Fund),

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Fund (the "Fund") (formerly John Hancock High Yield Bond Fund), one of the portfolios constituting the John Hancock Bond Trust, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies from brokers were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 6, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2004, 4.82% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2005. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             1994                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (Public Utility Holding Company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1994                29
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1987                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).


37


INDEPENDENT TRUSTEES (continued)

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

NON-INDEPENDENT TRUSTEE 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation; Chairman,
Director, President and Chief Executive Officer, John Hancock Advisers,
LLC and The Berkeley Group; Chairman, Director, President and Chief
Executive Officer, John Hancock Funds, LLC; Chairman, President,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp"); President, John Hancock Retirement
Services, John Hancock Life Insurance Company (until 2004); Chairman,
Essex Corporation (until 2004); Co-Chief Executive Officer, MetLife
Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


38



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION


INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Yield Fund.


5700A  5/04
       7/04

JOHN HANCOCK
Investment Grade
Bond Fund

5.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

Trustees & officers
page 31

For your information
page 37


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of May 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks a
high level of cur-
rent income,
consistent with
preservation of
capital and main-
tenance of
liquidity, by
 normally invest-
ing at least 80% of
its assets in invest-
ment-grade bonds
(securities rated
from AAA to BBB.)

Over the last twelve months

* The bond market made little headway, as interest rates reversed course throughout the year.

* While most bond sectors closed the year with modestly negative returns, mortgage bonds and lower-quality investment-grade corporate bonds were up slightly.

* The Fund had an above-average sensitivity to interest rate changes last summer, which detracted from performance as interest rates rocketed higher.

[Bar chart with heading "John Hancock Investment Grade Bond Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2004." The chart is scaled in increments of 1% with -2% at the bottom and 3% at the top. The first bar represents the -0.97% total return for Class A shares. The second bar represents the -1.71% total return for Class B shares. The third bar represents the -1.71% total return for Class C shares and the fourth bar represents the 2.34% total return for Class I* shares. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

19.8%   Federal National Mortgage Assn.
17.6%   United States Treasury
 7.0%   Federal Home Loan Mortgage Corp.
 3.0%   Greenwich Capital Commercial Funding Corp.
 2.3%   Financing Corp.
 2.2%   Ameriquest Mortgage Securities, Inc.
 2.1%   Government National Mortgage Assn.
 1.3%   UBS Preferred Funding Trust I
 1.2%   Continental Cablevision, Inc.
 1.1%   General Electric Capital Corp.

As a percentage of net assets on May 31, 2004.

BY BARRY H. EVANS, CFA, HOWARD C. GREENE, CFA, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

MANAGERS' REPORT

JOHN HANCOCK
Investment Grade
Bond Fund

Volatility hampered the bond market's progress for the year ended May 31, 2004, with the Lehman Brothers Aggregate Bond Index returning a disappointing -0.44%. Bond yields were at all-time lows last June, brought down by anemic economic growth and concerns about deflation (falling prices). Yields, however, reversed course and shot sharply higher in July and early August as economic data improved. Bond prices fell, with heavy selling in both the mortgage and Treasury sectors. Yields stabilized in late summer and early fall, eventually drifting lower as job growth remained stalled. Bond prices rallied nicely in the first quarter of the new year, fueled by continued weak employment data that postponed the possibility of the Federal Reserve increasing short-term interest rates. Strong job growth numbers in early April and May, however, caused yields to reverse course again and climb higher. Rising oil prices also drove yields higher, as investors worried that inflation would pick up. By May 31, 2004, 10-year Treasury bond yields stood at 4.65%, up significantly from a low of 3.12% in June 2003.

"Most bond sectors
 posted modest losses
 for the year ended
 May 31, 2004."

LITTLE HEADWAY ACROSS SECTORS

Most bond sectors posted modest losses for the year ended May 31, 2004. Low-quality corporate bonds were slightly better performers, benefiting from improved balance sheets, fewer corporate governance problems and a yield advantage. Returns on higher-rated corporate bonds were more in line with Treasury and U.S. government agency bonds, whose low yields caused them to fall from favor. After a sharp downturn last summer, mortgage bonds managed a slight gain for the year. Mortgage bonds tend to do well when interest rates are stable or moving gradually, as they were last fall and earlier this year. When interest rates rose in the spring, mortgage bonds with higher coupons (or stated interest rates) rallied as the likelihood lessened that homeowners would refinance and pay off their mortgages before their due dates.

[Photos of Barry Evans, Howard Greene and Jeff Given flush right next to first paragraph.]

PERFORMANCE REVIEW

In this environment, John Hancock Investment Grade Bond Fund's Class A, Class B and Class C shares returned -0.97%, -1.71% and -1.71%, respectively, at net asset value for the year ended May 31, 2004. By comparison, the average intermediate investment-grade debt fund returned -0.39% during the same period, according to Lipper, Inc.1 Class I shares, which were launched on July 28, 2003, returned 2.34% from inception through May 31, 2004. Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"The Fund had a slightly
 longer duration than its
 benchmark last summer,
 which hurt relative
 performance as interest
 rates jumped."

SHIFT IN DURATION

The Fund had a slightly longer duration than its benchmark last summer, which hurt relative performance as interest rates jumped. Duration is a measure of interest rate sensitivity. A longer duration means a bond's price will fall more as interest rates rise or rise more as interest rates fall. Toward the end of 2003, anticipating that interest rates would increase, we shortened duration. This positioning initially hurt performance as interest rates declined in the first few months of the new year. When interest rates moved back up again, however, the Fund benefited. We shortened duration in part by selling 5- to 10-year Treasury bonds and buying bonds with 2-year maturities. We also added 30-year Treasuries that tend to be more stable in a rising interest rate environment.

LOWER-QUALITY CORPORATE FOCUS

The Fund benefited from having a sizable stake in lower-quality investment-grade corporate bonds. Our biggest concentrations were in the media, telecommunications, utilities and financial industries. Specific issues that did well included bonds issued by AT&T Wireless Services, which rallied nicely following Cingular's acquisition announcement. In addition, Ford Motor Credit Company's bonds appreciated, as the company started to resolve pension underfunding and product liability issues. Disappointments included Golden State Tobacco Securitization Corporation and municipal bonds issued by California and backed by payments from tobacco settlements. Tobacco bonds were hurt by continued litigation concerns.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is AAA -- 59%, the second is AA -- 2%, the third is A -- 10%, the fourth is BBB -- 21% and the fifth is BB -- 1%.]

Late in the period, we reduced the Fund's investment in lower-quality corporate bonds, believing that the better part of their rally was over. Among the bonds we trimmed were bonds issued by Hutchison Whampoa
International, a conglomerate based in Hong Kong whose prospects weakened as China took steps to slow its economic growth.

REDUCTION IN MORTGAGE ALLOCATION

The Fund's mortgage allocation was higher than its peer group for much of the year. Our primary focus was on bonds with higher coupons (or stated interest rates), which are less likely to be paid off before their due dates as interest rates rise. These bonds added yield and appreciated in price. Toward the end of the period, we took profits, trimming our mortgage stake to 25% of assets from its earlier high of 40%.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-04." The chart is divided into four sections (from top to left): Corporate bonds 44%, U.S. agency bonds 31%, U.S. government bonds 18% and Short-term investments & other 7%.]

We invested some of the proceeds in Treasuries and also initiated a small stake in adjustable rate mortgages (ARMs), which added short-term yield without a lot of interest rate risk and volatility.

In addition, we increased our stake in asset-backed securities (ABS), which are bonds backed by pools of assets, such as home equity, credit card or car loan payments. We focused primarily on high-quality home equity ABS, which offered added yield without the risks of the mortgage or corporate sectors. Additions included ABS issued by Ameriquest and Centex.

"As the economy strength
 ens, we are likely to see
 the Federal Reserve
 gradually increase
 short-term interest rates."

IMPROVED ECONOMIC OUTLOOK

Our expectation is that the economic recovery will continue. We believe job growth will benefit from increased corporate profitability. As the economy strengthens, we are likely to see the Federal Reserve gradually increase short-term interest rates. We think Treasury bond prices already reflect the bulk of such an increase. With that in mind, we may lengthen the Fund's slightly short duration to a more neutral position. However, we plan to closely monitor inflation data and gross domestic product (GDP) growth. If inflation heats up faster than expected, we would shorten the Fund's duration. If GDP growth shows signs of slowing, we would lengthen duration, expecting interest rates to drift down again. We also may boost our mortgage allocation by taking advantage of beaten-down valuations among lower coupon mortgage bonds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date               12-31-91     12-31-91       4-1-99      7-28-03

Average annual returns with maximum sales charge (POP)
One year                       -5.40%       -6.45%       -3.67%          --
Five years                      5.39%        5.26%        5.35%          --
Ten years                       5.73%        5.61%          --           --
Since inception                   --           --         5.11%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -5.40%       -6.45%       -3.67%          --
Five years                     30.00%       29.20%       29.77%          --
Ten years                      74.50%       72.63%          --           --
Since inception                   --           --        29.34%        2.34%

SEC 30-day yield as of May 31, 2004
                                3.52%        2.95%        2.91%        4.11%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Aggregate Bond Index.

             Cum Value    Cum Value   Lehman Brothers
               of $10K      of $10K         Aggregate
Plot Date     (No Load)     (W/Load)       Bond Index

6-30-94        $10,024       $9,575            $9,978
11-30-94        10,061        9,611            10,008
5-31-95         10,635       10,159            11,148
11-30-95        11,020       10,526            11,773
5-31-96         10,920       10,431            11,637
11-30-96        11,585       11,066            12,488
5-31-97         11,739       11,213            12,605
11-30-97        12,425       11,869            13,431
5-31-98         12,861       12,285            13,980
11-30-98        13,566       12,958            14,700
5-31-99         13,420       12,819            14,589
11-30-99        13,524       12,918            14,694
5-31-00         13,711       13,097            14,896
11-30-00        14,670       14,013            16,026
5-31-01         15,334       14,647            16,850
11-30-01        16,151       15,428            17,815
5-31-02         16,420       15,685            18,215
11-30-02        17,198       16,428            19,122
5-31-03         18,449       17,623            20,324
11-30-03        18,222       17,405            20,113
5-31-04         18,268       17,450            20,234

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,234 as of May 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, before sales charge, and is equal to $18,268 as of May 31, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, after sales charge, and is equal to $17,450 as of May 31, 2004.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    5-31-94       4-1-99      7-28-03
Without sales charge                $17,263      $13,068      $10,234
With maximum sales charge           $17,263      $12,934      $10,234
Index                               $20,234      $13,812      $10,210

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2004

This schedule is divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
BONDS 93.03%                                                                                             $174,340,947
(Cost $177,129,276)

Automobiles/Trucks 2.07%                                                                                    3,872,262
DaimlerChrysler North America Holding Corp.,
Note 01-15-08                                                         4.750%     BBB      $1,000            1,002,878
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2004-A Class A3 03-15-08                            2.930      AAA       1,000            1,000,938
Ford Motor Co.,
Deb 02-15-47                                                          9.980      BBB-        500              587,099
Honda Auto Receivables Owner Trust,
Pass Thru Ctf Ser 2001-2 Class A4 10-18-06                            5.090      AAA       1,279            1,281,347

Banks -- United States 2.55%                                                                                4,770,454
Capital One Bank,
Sr Note 02-01-06**                                                    6.875      BBB-        500              530,340
Citicorp,
Sub Note 10-15-11                                                     7.250      A+        1,000            1,136,359
Rabobank Capital Fund II,
Perpetual Bond (5.260% to 12-31-13
then variable) 12-31-49 (R)                                           5.260      AA          750              723,525
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10
then variable) 10-01-49                                               8.622      AA-       2,000            2,380,230

Chemicals 0.79%                                                                                             1,480,923
Du Pont (E.I.) de Nemours & Co.,
Note 04-30-10                                                         4.125      AA-       1,000              978,446
RPM International, Inc.,
Bond 12-15-13 (R)                                                     6.250      BBB         500              502,477

Containers 0.84%                                                                                            1,579,395
Sealed Air Corp.,
Sr Note 04-15-08 (R)                                                  5.375      BBB       1,530            1,579,395

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
Diversified Operations 1.06%                                                                               $1,977,467
Brascan Corp.,
Note (Canada) 03-01-10                                                5.750%     A-       $1,000            1,027,170
Glencore Funding LLC,
Gtd Note 04-15-14 (R)                                                 6.000      BBB         500              457,677
Hutchison Whampoa International Ltd.,
Note (Cayman Islands) 02-13-13 (R)                                    6.500      A-          500              492,620

Finance 8.74%                                                                                              16,378,220
Bank One Issuance Trust,
Pass Thru Ctf Ser 2003-C1 09-15-10                                    4.540      BBB       1,000            1,010,608
CIT Group, Inc.,
Sr Note 04-02-12                                                      7.750      A         1,000            1,138,807
Citibank Credit Card Issuance Trust,
Pass Thru Ctf Ser 2003-C3 04-07-10                                    4.450      BBB       1,000            1,004,541
Citigroup, Inc.,
Sub Note 10-31-33                                                     6.000      A+          400              380,922
Ford Motor Credit Co.,
Note 10-28-09                                                         7.375      BBB-      1,715            1,821,766
General Electric Capital Corp.,
Medium Term Note Ser A 03-30-06                                       5.350      AAA       2,000            2,089,450
General Motors Acceptance Corp.,
Note 03-02-11                                                         7.250      BBB       2,000            2,087,658
Goldman Sachs Group, Inc. (The),
Bond 01-15-14**                                                       5.150      A+        2,000            1,914,272
HSBC Capital Funding L.P.,
Perpetual Note (9.547% to 06-30-10 then
variable) (Channel Islands) 12-31-49 (R)                              9.547      A-        1,000            1,222,141
ING Capital Funding Trust III,
Perpetual Bond (8.439% to 12-31-10
then variable) 12-31-49                                               8.439      A-        1,000            1,163,855
MBNA Master Credit Card Trust,
Sub Bond Ser 1998-E Class C 09-15-10 (R)                              6.600      BBB       1,000            1,071,446
Morgan Stanley,
Sub Note 04-01-14                                                     4.750      A           625              574,664
St. George Funding Co.,
Perpetual Bond (8.485% to 06-30-17 then
variable) (Australia) 12-31-49 (R)                                    8.485      Baa1        795              898,090

Government -- U.S. 17.64%                                                                                  33,064,465
United States Treasury,
Bond 05-15-06**                                                       6.875      AAA      11,930           12,915,156
Bond 11-15-11**                                                      14.000      AAA       6,500            8,217,931
Bond 02-15-31**                                                       5.375      AAA       4,065            4,080,085
Note 08-15-09**                                                       6.000      AAA       2,000            2,199,218
Note 05-15-14**                                                       4.750      AAA       5,610            5,652,075

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
Government -- U.S. Agencies 31.20%                                                                        $58,481,600
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf 06-01-06 to 07-01-07                              8.500%     AAA        $296              310,447
30 Yr Pass Thru Ctf 02-01-33                                          6.000      AAA       1,627            1,655,582
30 Yr Pass Thru Ctf 04-01-33                                          5.500      AAA       1,239            1,229,840
CMO REMIC 2563-PA 03-15-31                                            4.250      AAA       1,229            1,187,186
CMO REMIC 2640-WA 03-15-33                                            3.500      AAA       3,945            3,884,781
Note 01-12-09                                                         3.875      AAA       5,000            4,905,220
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 05-01-18                                          5.000      AAA       6,237            6,243,069
15 Yr Pass Thru Ctf 06-01-18 to 10-01-18                              4.500      AAA       5,987            5,861,662
30 Yr Adj Rate Mtg 03-01-14 to 06-01-14                               5.850#     AAA          22               22,489
30 Yr Adj Rate Mtg 03-01-22                                           6.625#     AAA          17               17,145
30 Yr Adj Rate Mtg 03-01-27                                           3.030#     AAA          37               36,663
30 Yr Adj Rate Mtg 10-01-33                                           4.586#     AAA       1,850            1,902,408
30 Yr Adj Rate Mtg 12-01-33                                           4.296#     AAA       2,335            2,340,155
30 Yr Pass Thru Ctf 06-16-29 +                                        5.500      AAA       2,500            2,474,220
30 Yr Pass Thru Ctf 06-01-33 to 02-01-34                              6.000      AAA       3,985            4,058,034
30 Yr Pass Thru Ctf 05-01-34                                          5.000      AAA       8,835            8,496,785
30 Yr Pass Thru Ctf 06-01-34 +                                        6.500      AAA       2,500            2,588,280
CMO REMIC 2003-49-JE 04-25-33                                         3.000      AAA       1,960            1,825,199
CMO REMIC 2003-58-AD 07-25-33                                         3.250      AAA       1,362            1,292,800
Financing Corp.,
Bond 08-03-18                                                        10.350      AAA       2,000            2,942,384
Bond 09-26-19                                                         8.600      AAA       1,000            1,304,934
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 12-20-33                                          6.000      AAA       3,831            3,902,317

Insurance 1.29%                                                                                             2,417,863
Liberty Mutual Group,
Gtd Sr Note 03-15-14 (R)                                              5.750      BBB         500              481,668
Mantis Reef Ltd.,
Note (Australia) 11-14-08 (R)                                         4.692      A-        1,000              987,826
QBE Insurance Group Ltd.,
Bond (Australia) 07-01-23 (R)                                         5.647      BBB       1,000              948,369

Leisure 1.12%                                                                                               2,098,245
Disney (Walt) Co. (The),
Note 12-29-06                                                         5.500      BBB+      1,000            1,048,908
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB       1,000            1,049,337

Media 3.46%                                                                                                 6,486,137
AOL Time Warner, Inc.,
Deb 04-15-31                                                          7.625      BBB+      1,000            1,080,473

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
Media (continued)
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500%     BBB      $2,000           $2,235,042
Liberty Media Corp.,
Sr Note 09-17-06                                                      2.610#     BBB-      1,000            1,016,984
News America Holdings,
Deb 07-15-24                                                          9.500      BBB-        600              789,374
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-      1,300            1,364,264

Medical 1.35%                                                                                               2,525,967
Caremark Rx, Inc.,
Sr Note 10-01-06                                                      7.375      BBB-      1,000            1,066,897
Schering-Plough Corp.,
Sr Note 12-01-33                                                      6.500      A-          500              496,880
Wyeth,
Note 03-15-13                                                         5.250      A         1,000              962,190

Mortgage Banking 8.35%                                                                                     15,657,226
Ameriquest Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2003-IA1 Class A-4 11-25-33                         4.965      AAA       2,000            1,993,251
Pass Thru Ctf Ser 2003-10 Class AF-2 12-25-33                         2.540      AAA       2,054            2,043,036
Bank of America Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 2004-D Class 2A1
05-25-34                                                              3.649      AAA       1,596            1,552,747
Centex Home Equity Loan Trust,
Home Equity Loan Asset-Backed Ctf
Ser 2004-A Class AF-4 08-25-32                                        4.510      AAA       1,500            1,457,420
Global Signal Trust,
Sub Bond Ser 2004-1A Class D 01-15-34 (R)                             5.098      BBB       1,000              965,820
Greenwich Capital Commercial Funding Corp.,
Commercial Mtg Pass Thru Ctf Ser 2003-C1
Class A-4 07-05-35                                                    4.111      AAA       6,000            5,532,235
Impac Secured Assets Corp.,
Mtg PassThru Ctf Ser 2004-1 Class A-3 03-25-34                        3.710      AAA       1,145            1,115,659
Residential Asset Mortgage Products, Inc.,
Pass Thru Ctf Ser 2003-RS8 Class AI-2 11-25-23                        2.904      AAA       1,000              997,058

Oil & Gas 0.80%                                                                                             1,494,305
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-        375              431,812
Valero Energy Corp.,
Note 04-15-07                                                         6.125      BBB       1,000            1,062,493

Paper & Paper Products 0.85%                                                                                1,589,966
Weyerhaeuser Co.,
Note 03-15-07                                                         6.125      BBB       1,500            1,589,966

See notes to
financial statements.


11


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
Real Estate Operations 0.89%                                                                               $1,662,073
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
then variable) 12-31-49 (R)                                           7.640%     A        $1,500            1,662,073

Revenue Bonds 0.47%                                                                                           879,970
Golden State Tobacco Securitization Corp.,
Rev Ser 2003-A-1 06-01-39                                             6.750      BBB       1,000              879,970

Telecommunications 3.05%                                                                                    5,723,769
AT&T Corp.,
Sr Note 11-15-11                                                      7.300      BBB       1,000            1,078,417
AT&T Wireless Services, Inc.,
Sr Note 03-01-31                                                      8.750      BBB         500              609,420
France Telecom SA,
Note (France) 03-01-11                                                7.750      BBB+      1,700            1,970,514
Sprint Capital Corp.,
Note 01-15-07                                                         6.000      BBB-      1,000            1,051,201
Verizon Pennsylvania, Inc.,
Deb Ser A 11-15-11                                                    5.650      A+        1,000            1,014,217

Tobacco 0.53%                                                                                                 986,460
Altria Group, Inc.,
Note 11-04-08**                                                       5.625      BBB       1,000              986,460

Transportation 0.99%                                                                                        1,853,952
American Airlines, Inc.,
Pass Thru Ctf Ser 2001-2 04-01-13                                     7.858      A-        1,000              992,960
CNF, Inc.,
Deb 05-01-34 (R)                                                      6.700      BBB-        405              396,775
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                                    6.545      A-          485              464,217

Utilities 4.99%                                                                                             9,360,228
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                    9.000      BB+       1,020            1,149,018
BVPS II Funding Corp.,
Collateralized Lease Bond 12-01-07                                    8.330      BB+         816              879,468
El Paso Electric Co.,
1st Mtg Ser E 05-01-11                                                9.400      BBB-      1,000            1,144,713
HQI Transelect Chile SA,
Sr Note (Chile) 04-15-11                                              7.875      A-        1,000            1,124,784
KeySpan Corp.,
Note 06-01-06                                                         6.150      A         1,500            1,590,810
Monterrey Power SA de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-        388              446,197
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                      6.400      BBB-      1,000            1,056,581

See notes to
financial statements.


12


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)       VALUE
Utilities (continued)
System Energy Resources, Inc.,
Sec Bond 01-15-14 (R)                                                 5.129%     BBB-     $1,000             $979,860
TransAlta Corp.,
Note (Canada) 12-15-13                                                5.750      BBB-      1,000              988,797



                                                                                 INTEREST  PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE      (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 5.90%                                                                              $11,066,000
(Cost $11,066,000)

Joint Repurchase Agreement 5.90%
Investment in a joint repurchase agreement
transaction with Cantor Fitzgerald Securities
-- Dated 05-28-04, due 06-01-04 (Secured by
U.S. Treasury Bill 1.378% due 11-18-04,
U.S. Treasury Bonds, 6.250% through 8.125%
due 08-15-21 through 08-15-23, and U.S. Treasury
Note 1.875% due 09-30-04)                                                        0.980%    11,066          11,066,000

TOTAL INVESTMENTS 98.93%                                                                                 $185,406,947

OTHER ASSETS AND LIABILITIES, NET 1.07%                                                                    $2,011,080

TOTAL NET ASSETS 100.00%                                                                                 $187,418,027

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1993. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $14,865,296 or 7.93% of net assets as of May 31, 2004.

  + These securities, having an aggregate value of $5,062,500, or 2.70% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and to make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments. Accordingly, the value of $5,177,426 of Financing Corp., 10.350% due 08-03-18 and Continental Cablevision, Inc., 9.500% due
    08-01-13 has been segregated to cover the forward commitments.

  * Credit ratings are unaudited and are rated by Standard & Poor's where available, or Moody's Investors Service.

 ** All or a portion of this security is on loan as of May 31, 2004.

  # Represents rate in effect on May 31, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

QUALITY
DISTRIBUTION

Securities owned
by the Fund on
May 31, 2004
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated by the
quality rating for
debt securities.

                                          VALUE AS A PERCENTAGE
                                                      OF FUND'S
QUALITY DISTRIBUTION                                 NET ASSETS
---------------------------------------------------------------
AAA                                                      59.02%
AA                                                        2.18
A                                                         9.79
BBB                                                      20.96
BB                                                        1.08
Total bonds                                              93.03%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $188,195,276)
including $33,243,425 of securities loaned                       $185,406,947
Cash segregated for futures contracts                                 149,500
Receivable for investments sold                                     5,447,363
Receivable for shares sold                                            139,448
Interest receivable                                                 1,663,849
Receivable for futures variation margin                                62,891
Other assets                                                           46,939

Total assets                                                      192,916,937

LIABILITIES
Due to custodian                                                        2,126
Payable for investments purchased                                   5,042,864
Payable for shares repurchased                                        128,343
Dividends payable                                                      88,010
Payable to affiliates
Management fees                                                        66,469
Distribution and service fees                                          13,024
Other                                                                  61,171
Other payables and accrued expenses                                    96,903

Total liabilities                                                   5,498,910

NET ASSETS
Capital paid-in                                                   191,948,859
Accumulated net realized loss on investments and
financial futures contracts                                        (1,794,210)
Net unrealized depreciation of investments and
financial futures contracts                                        (2,826,868)
Accumulated net investment income                                      90,246

Net assets                                                       $187,418,027

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($144,396,854 [DIV] 14,552,398 shares)                          $9.92
Class B ($33,315,625 [DIV] 3,357,625 shares)                            $9.92
Class C ($9,704,516 [DIV] 978,003 shares)                               $9.92
Class I ($1,032 [DIV] 104 shares)                                       $9.92

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.92 [DIV] 95.5%)                                          $10.39
Class C2 ($9.92 [DIV] 99%)                                             $10.02

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
May 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $230)               $10,530,566
Securities lending                                                     30,153

Total investment income                                            10,560,719

EXPENSES
Investment management fees                                            854,087
Class A distribution and service fees                                 395,724
Class B distribution and service fees                                 442,843
Class C distribution and service fees                                 109,471
Transfer agent fees                                                   500,729
Registration and filing fees                                           74,094
Custodian fees                                                         63,591
Accounting and legal services fees                                     62,429
Professional fees                                                      38,814
Printing                                                               26,468
Interest                                                               22,211
Miscellaneous                                                          18,201
Trustees' fees                                                         11,583
Securities lending fees                                                   427

Total expenses                                                      2,620,672
Less expense reductions                                                (7,707)

Net expenses                                                        2,612,965

Net investment income                                               7,947,754

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         1,023,670
Financial futures contracts                                          (431,893)
Change in unrealized appreciation (depreciation) of
Investments                                                       (11,169,315)
Financial futures contracts                                           (38,539)

Net realized and unrealized loss                                  (10,616,077)

Decrease in net assets from operations                            ($2,668,323)

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                YEAR          YEAR
                                               ENDED         ENDED
                                             5-31-03       5-31-04
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                     $9,206,381    $7,947,754
Net realized gain                          9,586,723       591,777
Change in net unrealized
appreciation (depreciation)                7,186,153   (11,207,854)

Increase (decrease) in net assets
resulting from operations                 25,979,257    (2,668,323)
Distributions to shareholders
From net investment income
Class A                                   (8,056,615)   (6,996,478)
Class B                                   (1,999,735)   (1,626,339)
Class C                                     (362,431)     (401,926)
Class I 1                                         --           (43)
                                         (10,418,781)   (9,024,786)
From Fund share transactions              26,859,650   (43,979,610)

NET ASSETS
Beginning of period                      200,670,620   243,090,746

End of period 2                         $243,090,746  $187,418,027

1 Class I shares began operations on 7-28-03.

2 Includes accumulated net investment income of $24,802 and $90,246, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                            5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.55       $9.18       $9.64         $9.78    $10.47
Net investment income 3                    0.57        0.60        0.48          0.43      0.40
Net realized and unrealized
gain (loss) on investments                (0.37)       0.46        0.19          0.75     (0.50)
Total from
investment operations                      0.20        1.06        0.67          1.18     (0.10)
Less distributions
From net investment income                (0.57)      (0.60)      (0.53)        (0.49)    (0.45)
Net asset value,
end of period                             $9.18       $9.64       $9.78        $10.47     $9.92
Total return 4 (%)                         2.22       11.83        6.97         12.35     (0.97)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              $138        $145        $159          $176      $144
Ratio of expenses
to average net assets (%)                  1.07        1.05        1.02          1.03      1.03
Ratio of net investment income
to average net assets (%)                  6.08        6.30        4.93          4.30      3.92
Portfolio turnover (%)                      300         328         573           693       312

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                            5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.55       $9.18       $9.64         $9.78    $10.47
Net investment income 3                    0.50        0.53        0.41          0.36      0.32
Net realized and unrealized
gain (loss) on investments                (0.37)       0.46        0.19          0.74     (0.50)
Total from
investment operations                      0.13        0.99        0.60          1.10     (0.18)
Less distributions
From net investment income                (0.50)      (0.53)      (0.46)        (0.41)    (0.37)
Net asset value,
end of period                             $9.18       $9.64       $9.78        $10.47     $9.92
Total return 4 (%)                         1.46       11.03        6.18         11.52     (1.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $27         $28         $35           $55       $33
Ratio of expenses
to average net assets (%)                  1.81        1.77        1.77          1.78      1.78
Ratio of net investment income
to average net assets (%)                  5.34        5.59        4.18          3.54      3.17
Portfolio turnover (%)                      300         328         573           693       312

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                            5-31-00 1   5-31-01 1   5-31-02 1,2   5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.55       $9.18       $9.64         $9.78      $10.47
Net investment income 3                    0.50        0.53        0.40          0.35        0.32
Net realized and unrealized
gain (loss) on investments                (0.37)       0.46        0.19          0.75       (0.50)
Total from
investment operations                      0.13        0.99        0.59          1.10       (0.18)
Less distributions
From net investment income                (0.50)      (0.53)      (0.45)        (0.41)      (0.37)
Net asset value,
end of period                             $9.18       $9.64       $9.78        $10.47       $9.92
Total return 4 (%)                         1.44       11.00        6.17         11.52       (1.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                -- 5        $2          $7           $12         $10
Ratio of expenses
to average net assets (%)                  1.82        1.80        1.77          1.78        1.78
Ratio of net investment income
to average net assets (%)                  5.33        5.42        4.18          3.48        3.17
Portfolio turnover (%)                      300         328         573           693         312

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                            5-31-04 6

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $10.17
Net investment income 3                    0.46
Net realized and unrealized
loss on investments                       (0.29)
Total from
investment operations                      0.17
Less distributions
From net investment income                (0.42)
Net asset value,
end of period                             $9.92
Total return 4 (%)                         2.34 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                -- 5
Ratio of expenses
to average net assets (%)                  0.48 8
Ratio of net investment income
to average net assets (%)                  4.59 8
Portfolio turnover (%)                      312

1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Less than $500,000.

6 Class I shares began operations on 7-28-03.

7 Not annualized.

8 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A

Accounting policies

John Hancock Investment Grade Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2004, the Fund loaned securities having a market value of $33,243,425 collateralized by securities in the amount of $34,159,518. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. On May 31, 2004, the Fund had deposited $149,500 in a segregated account to cover margin requirements on open financial futures accounts.

The Fund had the following financial futures contracts open on May 31, 2004:

                             NUMBER OF
OPEN CONTRACTS               CONTRACTS   POSITION   EXPIRATION   DEPRECIATION
-------------------------------------------------------------------------------
U.S. 10-Year Treasury Note   115         Short      SEP 04       $38,539

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,110,651 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 -- $482,530 and May 31, 2012 -- $628,121. Net capital losses of $622,566 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on June 1, 2004, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2004, the tax character of distributions paid was as follows: ordinary income $9,024,786. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2004, the components of distributable earnings on a tax basis included $195,566 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.40% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $197,554 with regard to sales of Class A shares. Of this amount, $22,413 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $104,316 was paid as sales commissions to unrelated broker-dealers and $70,825 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $23,988 with regard to sales of Class C shares. Of this amount, $21,745 was paid as sales commissions to unrelated broker-dealers and $2,243 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2004, CDSCs received by JH Funds amounted to $118,340 for Class B shares and $5,849 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable funds by 0.05%. Accordingly, the transfer agent fee for Class A, Class B and Class C shares was reduced by $7,707 during the year ended May 31, 2004, which had no impact on each class's ratio of expenses to average net assets. Signature Services reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at a rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $2,001 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 102 Class I shares of beneficial interest of the Fund on May 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 5-31-03            YEAR ENDED 5-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       2,642,073     $26,463,371     1,843,128     $18,772,590
Distributions reinvested     652,978       6,562,090       581,925       5,901,646
Repurchased               (2,731,705)    (27,374,038)   (4,663,030)    (47,425,358)
Net increase (decrease)      563,346      $5,651,423    (2,237,977)   ($22,751,122)

CLASS B SHARES
Sold                       3,428,883     $34,228,697       766,512      $7,595,212
Distributions reinvested     153,182       1,539,287       100,859       1,246,525
Repurchased               (1,907,763)    (19,159,289)   (2,810,162)    (28,518,067)
Net increase (decrease)    1,674,302     $16,608,695    (1,942,791)   ($19,676,330)

CLASS C SHARES
Sold                         829,035      $8,342,885       283,959      $2,898,872
Distributions reinvested      26,037         262,029        29,183         296,129
Repurchased                 (398,033)     (4,005,382)     (466,561)     (4,748,211)
Net increase (decrease)      457,039      $4,599,532      (153,419)    ($1,553,210)

CLASS I SHARES 1
Sold                              --              --           100          $1,010
Distributions reinvested          --              --             4              42
Net increase                      --              --           104          $1,052
NET INCREASE (DECREASE)    2,694,687     $26,859,650    (4,334,083)   ($43,979,610)

1 Class I shares began operations on 7-28-03.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2004, aggregated $474,095,590 and $561,215,355, respectively.
Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $172,604,235 and $174,353,369, respectively, during the year ended May 31, 2004.

The cost of investments owned on May 31, 2004, including short-term investments, for federal income tax purposes, was $189,180,870. Gross unrealized appreciation and depreciation of investments aggregated $1,041,431 and $4,815,354, respectively, resulting in net unrealized depreciation of $3,773,923. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums on debt securities.

NOTE E
Reclassification of
accounts

During the year ended May 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net investment income of $1,142,746, an increase in accumulated net realized loss on investments of $1,902,279 and an increase in capital paid-in of $759,803. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation, GNMA paydowns and premium amortization tax adjustment. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Deloitte &
Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of John Hancock Bond Trust, and Shareholders of
John Hancock Investment Grade Bond Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Investment Grade Bond Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, as of May 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

Deloitte & Touche LLP
Boston, Massachusetts
July 6, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2004, none of the dividends qualify for the corporate dividends-received deduction.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             1994                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (Public Utility Holding Company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1994                29
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1991                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).


31



INDEPENDENT TRUSTEES (continued)

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).

NON-INDEPENDENT TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation; Chairman,
Director, President and Chief Executive Officer, John Hancock Advisers,
LLC and The Berkeley Group; Chairman, Director, President and Chief
Executive Officer, John Hancock Funds, LLC; Chairman, President,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp"); President, John Hancock Retirement
Services, John Hancock Life Insurance Company (until 2004); Chairman,
Essex Corporation (until 2004); Co-Chief Executive Officer, MetLife
Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


32



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

OUR WEB SITE


A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


HOW TO
CONTACT US

On the Internet                  www.jhfunds.com

By regular mail                  John Hancock Signature Services, Inc.
                                 1 John Hancock Way, Suite 1000
                                 Boston, MA 02217-1000

By express mail                  John Hancock Signature Services, Inc.
                                 Attn: Mutual Fund Image Operations
                                 529 Main Street
                                 Charlestown, MA 02129

Customer service
representatives                  1-800-225-5291

24-hour automated information    1-800-338-8080

TDD line                         1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                         1-800-225-5291

On the Fund's Web site           www.jhfunds.com/proxy

On the SEC's Web site            www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Investment Grade Bond Fund.


5500A  5/04
       7/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, May 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $102,475 for the fiscal year ended May 31, 2003 (broken out as follows: John Hancock Government Income Fund - $34,475, John Hancock High Yield Fund - $37,800 and John Hancock Investment Grade Bond Fund - $30,200) and $107,600 for the fiscal year ended May 31, 2004 (broken out as follows: John Hancock Government Income Fund
- $36,200, John Hancock High Yield Fund - $39,700 and John Hancock Investment Grade Bond Fund - $31,700). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2003 and fiscal year ended May 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $6,300 for the fiscal year ended May 31, 2003 (broken out as follows: John Hancock Government Income Fund - $2,100, John Hancock High
Yield Fund - $2,100 and John Hancock Investment Grade Bond Fund - $2,100) and $6,750 for the fiscal year ended May 31, 2004 (broken out as follows: John Hancock Government Income Fund - $2,250, John Hancock High Yield Fund -
$2,250 and John Hancock Investment Grade Bond Fund - $2,250). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2003 and fiscal year ended May 31, 2004 billed to the registrant or to the control affiliates.

(e) (1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2003 and May 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended May 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $85,513 for the fiscal year ended May 31, 2003, and $23,388 for the fiscal year ended May 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may
recommend nominees to the registrant's Board of Trustees.   A copy of the
procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  July 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    -------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  July 21, 2004

By:
    -----------------------
    Richard A. Brown
    Senior Vice President and Chief Financial Officer

Date:  July 21, 2004